As filed with the Securities and Exchange Commission on November 29, 2004

                                      Securities Act Registration No. 33-41692
                             Investment Company Act Registration No. 811-06351

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                                    ---------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


                     Pre-Effective Amendment No. ____               [ ]

                     Post-Effective Amendment No. 21                [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                 Amendment No. 20                   [X]
                        (Check appropriate box or boxes)

                             GREEN CENTURY FUNDS
              (Exact Name of Registrant as Specified in Charter)
                           29 Temple Place, Suite 200
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-482-0800

          Kristina A. Curtis, Green Century Capital Management, Inc.
                 29 Temple Place, Boston, Massachusetts 02111
                   (Name and Address of Agent for Service)

                                   Copy to:
                Constance Dye Shannon, UMB Fund Services, Inc.
      803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301


It is proposed that this filing will become effective:

   [X] immediately upon filing pursuant to paragraph (b)
   [ ] on [date] pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on [date] pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

      If appropriate, check the following box:
      [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Domini Social Index Portfolio has also executed this Registration Statement.
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


                                                                      Prospectus






As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]


                                                               November 29, 2004




                                                                   Balanced Fund

                                                                     Equity Fund

[LOGO] GREEN
        CENTURY
        FUNDS

  TABLE OF CONTENTS

AN OVERVIEW OF THE FUNDS
Objectives, Strategies and Risks                                              1
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Annual Returns                                                                4
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Fees                                                                          6
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ENVIRONMENTALLY RESPONSIBLE INVESTING
The Green Century Funds' Environmental Standards                              7
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Advocates for Corporate Environmental Responsibility                          9
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The Green Century Funds Support for Not-for-Profit Environmental
Organizations                                                                 9
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YOUR ACCOUNT
Account Minimums                                                             10
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How to Purchase Shares                                                       10
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How to Sell Shares (Redemptions)                                             12
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Transaction Information                                                      13
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Shareholder Account Statements                                               16
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Dividends and Taxes                                                          16
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Valuation of Shares                                                          17
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Shares and Voting Rights                                                     17
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ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS
The Green Century Balanced Fund                                              18
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The Green Century Equity Fund and the Index Portfolio                        18
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The Green Century Funds                                                      19
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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS
The Green Century Balanced Fund                                              20
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The Green Century Equity Fund                                                21
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The Master-Feeder Investment Fund Structure                                  22
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The Green Century Funds                                                      22
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FINANCIAL HIGHLIGHTS
Green Century Balanced Fund                                                  24
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Green Century Equity Fund                                                    24
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  For information on the Green Century Funds, call 1-800-93-GREEN, e-mail us at:
  info@greencentury.com or visit www.greencentury.com. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

  AN OVERVIEW OF THE FUNDS

Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds (Green Century or the Funds) are an open-end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior. This prospectus describes the Green Century Balanced Fund and the Green Century Equity Fund.

The following is designed to help you decide whether the Green Century Funds are appropriate for you. Below you will find information about each Fund's investment objectives, strategies, risks, performance and fees.

What are the objectives of the Green Century Funds?

    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

    The Green Century Equity Fund's objective is to achieve long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on social and environmental criteria.

What are the principal investment strategies?

    The Green Century Balanced Fund invests primarily in the stocks and bonds of environmentally responsible companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.

    The environmentally responsible companies in which the Balanced Fund invests have clean environmental records; many also make positive contributions toward actively promoting a healthier environmental future. Included in the latter category are companies that produce renewable energy products and those that offer effective remedies for existing environmental problems.


    The Green Century Balanced Fund seeks to invest in environmentally distinguished companies. In the Fund manager's experience, many environmentally proactive companies tend to be small in size and tend to be growth rather than value companies. While the Fund may invest in companies of various sizes, the Fund may be, and often has been, more heavily weighted in smaller companies, with market capitalization up to $1.5 billion. The Fund may also invest in both growth and value stocks though it may be more heavily weighted in growth stocks. The bonds the Fund invests in may be of any maturity and credit quality. The Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds.


    The Green Century Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the Index Portfolio) which invests in the stocks which make up the Domini 400 Social Index/SM/ (the Index). The Index is comprised of the common stocks of 400 companies and is screened based on social and environmental criteria. The Index excludes those companies Green Century believes have the worst environmental and social records. In evaluating whether a company meets the criteria to be eligible for inclusion in the Index, its environmental performance, employee relations and corporate citizenship record are examined as well as the quality of its products. Companies that manufacture tobacco products or alcoholic beverages, derive any revenues from gambling enterprises or own or operate nuclear power plants are excluded from the Index as are major military contractors and firearms manufacturers.


    The weightings of the stocks are based on market capitalizations, which means the largest companies comprise a higher percentage of the Index and the Index is more heavily weighted in large than in small companies. As of September 30, 2004, the stocks included in the Index ranged in market capitalization from approximately $14.7 million to $301.3 billion. The Fund does not concentrate on a specific security or market sector. The Equity Fund is part of a master-feeder investment fund structure which means that the Fund invests in another registered investment company, the Index Portfolio, which has the same investment objective as the Fund.


    Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments. Although it is unlikely that the Fund will change this investment policy, the Fund will give its shareholders at least sixty days' prior notice of any change.

Are the Green Century Funds appropriate for me?

    Before investing in the Funds, you should carefully consider your investment goals, your timeline for achieving your goals and your tolerance for risk.

    The Green Century Balanced Fund may be appropriate if you want to be invested in the stock market for its long-term growth potential and also seek income from bond investments.

    The Green Century Equity Fund may be a suitable investment choice if you are seeking long-term growth from a portfolio of stocks.

    The Green Century Funds are not suitable if you are primarily seeking current income from investments, investing for a short period of time or are uncomfortable with the volatility of the stock market.

What are the risks?

    Both Green Century Funds are heavily invested in stocks. Like all funds invested in stocks, each Green Century Fund's share price will fluctuate daily depending on the performance of the companies that comprise each Fund's investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them. You may lose money by investing in the Funds. Also, as with any mutual fund, there can be no guarantee that either of the Green Century Funds will achieve its objective.

    The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria.

    The Green Century Balanced Fund may be, and often has been, more heavily weighted in small companies which involves greater risk than investing in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations.


    The Balanced Fund also has risks associated with investing in bonds. The Balanced Fund could lose money or underperform other investments if interest rates go up, causing the price of bonds and other fixed income securities to go down and reducing the value of the Balanced Fund's investments. Prices of longer-term bonds generally increase or decrease more sharply than those of shorter-term bonds in response to interest rate changes. The Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds which involves greater risk than investing in more highly rated bonds, including the possibility of late payments, default or bankruptcy. A significant portion of the Fund's fixed income investments have often been in below investment grade bonds.


    Further, the Balanced Fund may have an annual portfolio turnover rate higher than that of other mutual funds with the same investment objective, resulting in greater transaction costs and potentially increased taxable capital gains distributions.


    The Green Century Equity Fund invests essentially all of its assets in the stock market. As with all equity funds, the share price will fluctuate and may fall if the market as a whole declines or the value of the companies in which it invests falls. The large companies in which the Equity Fund's portfolio is invested may perform worse than the stock market as a whole. The Equity Fund will invest in the Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market.

How have the Funds performed in the past?

    The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and by comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future (before and after taxes).

Annual Total Returns for Years Ended December 31

                                     [CHART]

Green Century Balanced Funds

  1994  1995   1996   1997    1998   1999   2000    2001    2002    2003
  ----  -----  -----  -----   -----  -----  -----   -----  ------  ------
  -4.28  18.26  25.02  19.00  -10.10  76.39  13.24  -13.63  -37.07  63.47



                                     [CHART]

Green Century Equity Funds

  1994  1995  1996   1997   1998   1999    2000    2001    2002    2003
  ----  ----- -----  -----  -----  -----   -----   -----   -----   -----
-1.10  35.09 21.26  35.71  32.32  21.97  -15.52  -13.29  -21.09   26.34





As of September 30, 2004, the year-to-date return for the Green Century Balanced Fund was -8.12%. As of the same date, the year-to-date return for the Green Century Equity Fund was -0.33%.


     Green Century Balanced Fund            Green Century Equity Fund
     Best Quarter Ended 12/31/99   52.63%   Best Quarter Ended 12/31/98   24.46%
     Worst Quarter Ended 9/30/01  -28.23%   Worst Quarter Ended 9/30/02  -17.29%

Average Annual Total Returns For the Periods Ended December 31, 2003

                                                                         Since
                                             1 Year 5 Years  10 Years  Inception

Green Century Balanced Fund
    (Inception date March 18, 1992)
    Return before taxes                      63.47%  12.16%   10.39%    9.16%

    Return after taxes on distributions/1/   63.00%  10.89%    8.66%    7.68%

    Return after taxes on distributions and
       sale of Fund shares/1,2/              41.29%  10.08%    8.22%    7.28%

    S&P 500(R) Index/3/                      28.68%  (0.57)%  11.07%   11.01%

    Lehman Brothers Aggregate Bond Index/3/   4.10%   6.62%    6.95%    7.55%

    Lipper Balanced Fund Index/3/            19.94%   2.95%    8.27%    8.73%

Green Century Equity Fund
    (Inception date June 3, 1991)*
    Return before taxes                      26.34%  (2.29)%   9.99%    9.93%

    Return after taxes on distributions/1/   26.33%  (2.69)%   8.22%    8.38%

    Return after taxes on distributions
       and sale of Fund shares/1,2/          17.14%  (2.01)%   7.72%    7.85%

    S&P 500(R) Index/3/                      28.68%  (0.57)%  11.07%   10.97%


*The Green Century Equity Fund, which commenced operations in September 1995, invests all its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Portfolio). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Each Fund's returns after taxes on distributions and sale of Fund shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholders may deduct the capital losses in full. In some cases, the return after taxes may exceed the return before taxes due to the assumed tax benefit from the deduction of capital losses.

(3) The returns for the S&P 500(R) Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses, or taxes.

What fees and expenses will I pay?

    The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.

                                                         Balanced        Equity
                                                           Fund          Fund(3)
   Shareholder Fees (fees paid directly
      from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases       --              --
      Maximum Deferred Sales Charge (Load)                   --              --
      Maximum Sales Charge (Load) Imposed
          on Reinvested Dividends and Other Distributions    --              --
      Redemption Fee/1/                                    2.00%           2.00%
      Exchange Fee                                           --              --
   Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets)
      Management Fees                                      0.75%           0.20%
      Distribution (12b-1) Fees                            0.25%             --
      Other Expenses:
        Administrative Fees/2/                             1.37%           1.26%
        Other Fees                                           --            0.04%
   Total Annual Fund Operating Expenses                    2.37%           1.50%


(1) If you redeem or exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed or exchanged. However, the redemption fee will not apply to redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions. A fee of $10.00 is charged for redemptions by wire. There is no additional charge for redemptions paid by check.
(2) Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.
(3) For the Equity Fund, the table and the following example reflect the aggregate fees and expenses of the Equity Fund and of the Index Portfolio in which it invests its assets.

Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year  3 Years  5 Years  10 Years
                                ------  -------  -------  --------

                  Balanced Fund  $240    $739     $1265    $2706
                  Equity Fund    $153    $474     $ 818    $1791

  ENVIRONMENTALLY RESPONSIBLE INVESTING


THE GREEN CENTURY FUNDS' ENVIRONMENTAL STANDARDS

Environmentally responsible investing is investing based on your financial goals and your environmental values. While each Green Century Fund shares a commitment to environmental responsibility, each Fund employs a different strategy. This section is dedicated to describing Green Century's environmentally responsible investment strategies.

The Green Century Balanced Fund strives to invest in companies whose business is to protect the environment, and companies that have taken steps to minimize their environmental impact. The Fund seeks to invest in businesses committed to actively promoting a healthier environment and a sustainable future. Such commitments might include producing renewable energy, recycling waste, providing appropriate technology for sustainable agriculture and offering effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders. Thus, for both environmental and financial reasons, Green Century applies rigorous selection criteria concerning the environmental behavior of the companies in which the Fund invests.

Environmental companies included in the portfolio develop products or processes that solve environmental problems in areas such as: alternative energy production, energy efficiency, water treatment and conservation, air pollution control, resource recovery, and pollution prevention. This category includes companies whose primary business is related to improving the environment and companies which have developed important environmental products or services as a significant component of their business.

Companies in the portfolio may also include environmentally benign companies whose overall impact on the environment, as measured by their consumption of natural resources, toxic emissions, environmental liabilities, solid waste generation and compliance with environmental law, is minimal but not necessarily nonexistent. Winslow Management Company (Winslow), the Subadviser of the Balanced Fund, in cooperation with Green Century Capital Management, works with companies that do not have an articulated proactive environmental strategy to help them craft a comprehensive and proactive environmental program. (See also further discussion of Winslow on page 18.)

The Balanced Fund also invests in what Green Century Capital Management and Winslow perceive as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can be environmentally responsible.

Finally, environmentally responsible companies include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address the problems and minimize their impact on the environment. Turnaround companies include those who have abandoned certain products or processes that have been proven harmful to the environment, significantly reduced toxic emissions, or adopted broadscale pollution prevention and waste minimization programs.

The Green Century Equity Fund invests substantially all its assets in the Index Portfolio which invests in the 400 companies which make up the Index. The Index is screened to exclude those companies with the worst environmental and social records. This strategy directs environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility. Green Century believes this creates an incentive for companies to become better environmental citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful or when the company itself behaves in an unethical manner. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.

In evaluating stocks for inclusion in the Index, KLD Research & Analytics, Inc.
(KLD) considers a company's environmental performance; employee relations; corporate citizenship; product-related issues; and attitudes with regard to consumer issues.

Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels, products and services. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects including its relations with indigenous people. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products, firearms or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle. From time to time, KLD may, at its discretion, choose to apply additional criteria or to modify the application of the criteria described here.

Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Green Century Funds usually invest in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

ADVOCATES FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and is actively involved in advocating for greater corporate environmental accountability.

Green Century Capital Management advocates for more environmentally responsible policies at the companies in which the Funds invest, as well as at companies in which neither Fund has invested. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; advocate for more responsible environmental, health and safety policies; and support more environmentally friendly production and purchasing policies. Green Century Capital Management is committed to pursuing demands for improved corporate environmental responsibility.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ENVIRONMENTAL ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment-efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The organizations which founded and own Green Century Capital Management are:
California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Public Interest Research Group, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).

  YOUR ACCOUNT

  For information on the Green Century Funds, call 1-800-93-GREEN. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

    This section describes various shareholder policies including:
   .  account minimums
   .  how to purchase and sell shares
   .  dividends and taxes
   .  valuation of shares
   .  a description of voting rights and liabilities

  ACCOUNT MINIMUMS

  To Open an Account

Regular Investment Account                                               $2,000
Individual Retirement Account--Traditional IRA, Roth IRA, SEP-IRA and
SIMPLE IRA                                                                 $500
403(b)(7) Retirement Account                                               $500
Coverdell Education Savings Account (formerly Education IRA)               $500
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)                   $500

  No minimum initial investment is required for investors who wish to open an account with a $100 or more a month Automatic Investment Plan.

  To Add to an Account

By Check, Wire or Exchange   $100
By Automatic Investment Plan  $50

  Minimum Balances
          Shareholders are encouraged to maintain a share balance of at least $1,000. Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $500 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

  HOW TO PURCHASE SHARES

  Opening an Account

  To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: In order to open a new account, the Funds are required to obtain and verify the name, street address, date of birth, and Social Security number or taxpayer identification number for each person who opens an account. Please complete this information on the account registration form.

  Mail
          To open an account by check, please complete and sign the registration form. See also Purchases by Check on page 13. Mail the form with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to:
                  Green Century Funds
                  P.O. Box 6110
                  Indianapolis, Indiana 46206-6110

  Wire
          You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' bank. Your bank may impose a fee for sending a wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

          Please call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time to obtain an account number and for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:
                  Union Federal Savings Bank of Indianapolis, Indiana
                  ABA#: 274070484
                  DDA#: 590144707
                  Green Century Balanced Fund OR Green Century Equity Fund For Further Credit: Your Name and Your Green Century Funds Account Number

  Exchange
          You may also open an account in one Fund by exchanging shares with a value of $2,000 or more ($500 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.

          To exchange by telephone, call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.

          If you exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares exchanged. However, the redemption fee will not apply to exchanges of shares acquired through the reinvestment of dividends or distributions. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being exchanged. Under this method, the date of exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

  Automatic
  Investment
  Plan You may open an account with no initial investment if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

  Making Additional Investments

  Mail
          You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to the following address. See also Purchases by Check on page 13.
                  Green Century Funds
                  P.O. Box 6110
                  Indianapolis, IN 46206-6110

  Wire
          You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow.
                  Union Federal Savings Bank of Indianapolis, Indiana
                  ABA#: 274070484
                  DDA#: 590144707
                  Green Century Balanced Fund OR Green Century Equity Fund
                  For Further Credit: Your Name and Your Green Century Funds Account Number

  Exchange
          Follow instructions in "Exchange" under "Opening an Account".

  Automatic Investment Plan
          You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN or email info@greencentury.com for an Automatic Investment Plan form. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 6110, Indianapolis, IN 46206-6110.

  HOW TO SELL SHARES (REDEMPTIONS)

  You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 14. If you redeem your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed. However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of redemption or exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.


  Telephone
          This is the quickest and easiest way to sell Fund shares. In order to be able to redeem your shares by telephone, you must elect this option on your registration form when you open your account. If you do not elect this option on your registration form, you will be required to obtain a "New Technology" Medallion Signature Guarantee stamp in order to redeem shares. If you did not elect telephone redemption on your registration form and now wish to redeem by telephone, call 1-800-221-5519 for more information. If you elected telephone redemption on your registration form, call 1-800-221-5519 to request either that the monies be wired or sent by check to the authorized bank account listed on your registration form or that a check be sent to you at the address listed on your registration form. You must also provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. There will be a charge for all wire redemptions. There is no charge for redemption by check. If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed registration form. Telephone redemption is not available for shares held in IRA accounts.


  Mail
          In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Mail your letter to:
                  Green Century Funds
                  P.O. Box 6110
                  Indianapolis, IN 46206-6110

  Sign your name(s) exactly as it appears on your account statement. For your protection and to prevent fraudulent redemptions, we require a signature guarantee for the signature of each person in whose name the account is registered on written redemption requests. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions. All documentations requiring a signature guarantee must use a "New Technology" Medallion Signature Guarantee stamp. Neither a notary public nor organizations which do not provide reimbursement in the case of fraud may provide a signature guarantee. The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call 1- 800-221-5519.

TRANSACTION INFORMATION

Purchases by Check. Checks must be made payable to the Green Century Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, credit card checks, cashiers checks, money orders or counter checks will be accepted. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. If you purchase shares by check and redeem them within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. Redemption requests by telephone, including exchanges, will be accepted prior to the expiration of the 15-day period if your check has cleared. If you purchase shares by Federal funds wire, you may avoid this delay.

Customer Identification Verification Procedures. Federal law requires all financial institutions, including the Green Century Funds, to obtain, verify and record information that identifies each person who opens an account. In order to open a new account, the Funds will ask you for your name, street address, date of birth, and Social Security or Tax Identification Number. If the Funds or their Transfer Agent do not have a reasonable belief as to the identity of a customer, the account may be rejected or the shareholder may be blocked from conducting further transactions on the account in accordance with applicable law until such information is received in good order. The Funds also reserve the right to close an account within 20 business days of the date the account was opened at the net asset value of the Fund on the day the account is closed if clarifying information or documentation as to the identity of the shareholder is not received. The Funds further reserve the right to close an account if, in the opinion of the Funds or their Transfer Agent, the account is suspected of being opened for fraud or money laundering purposes. The Funds or their Transfer Agent will correspond with the prospective shareholders advising them of the reasons their account has been rejected and what, if any, information as required by the USA PATRIOT Act is necessary to allow the account to be accepted.

Account Information Changes. To change information regarding an account (including a new address, change of beneficiary, or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Include your Green Century account number, as well as your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 317-266-8756. You may confirm receipt of this information by calling Green Century shareholders services at 1-800-221-5519.

Large Redemptions. If during any 90-day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's assets if that percentage is less than $250,000), the Funds reserve the right to pay all or part of the redemption proceeds in-kind, that is, in securities rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Confirmation of Transactions. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.

Share Price Calculation. Once each day that the New York Stock Exchange is open for trading, the share price for each Fund is calculated. This is the Fund's Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased and/or sold at the next share price calculated after your order is received in good form.

Processing Time. The Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in good order, but may take up to seven days (or longer in the case of shares recently purchased by check). All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date. Note however that if you redeem shares within 60 days of purchase, a 2% redemption fee will be charged. For additional information, see How to Sell Shares (Redemptions) on page 12.

Tax Information. A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on Dividends and Taxes.

Social Security or Tax Identification Number. Please be sure to complete the Social Security or Tax Identification Number section of the Funds' registration form when you open an account with the Green Century Funds. Federal tax law requires the Funds to withhold 28% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.

Individual Retirement Accounts (IRAs) and Tax Deferred Accounts. Shares of the Funds are available for Individual Retirement Accounts (IRAs), Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), SIMPLE IRAs, Coverdell Education Savings Accounts (formerly Education IRAs) and 403(b)(7) accounts. For further information and to receive the appropriate forms, please call 1-800-93-GREEN.

Telephone Transaction Liability. All investors may initiate transactions (except redemptions) by telephone upon opening an account. To redeem shares by telephone, you must elect this option in writing. See page 13 for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Policy on Market Timing. Frequent purchases, exchanges and redemptions of Fund shares (often referred to as market timing or short-term trading) may hurt Fund performance by disrupting the management of the Fund's portfolio and by increasing expenses. The Funds seek to discourage market timing and protect long-term shareholders through several methods. Pursuant to policies and procedures adopted by the Funds' Board of Trustees, these methods include:

   . imposing a 2.00% redemption fee on the redemption or exchange of shares held less than sixty days (for more information on the redemption fee, see page 12);
   . using "fair value" pricing when appropriate so that an investor cannot purchase, redeem or exchange Fund shares at a price that does not reflect the fair value of a Fund's portfolio;
   . monitoring shareholder account activity in order to detect patterns of frequent purchases, exchanges and sales, including those that appear to be made in response to short-term fluctuations in share price or in order to improperly avoid the imposition of the redemption fee; and
   . reserving the right to restrict or reject, limit, delay, or impose other conditions on, any exchange or purchase or to close a shareholder account based on a suspected history of market timing or if any particular transaction may adversely affect the interests of a Fund or its shareholders.

The Funds and Green Century Capital Management seek to apply the above fees and restrictions uniformly and will not waive them for any account. Neither the Funds nor Green Century Capital Management will enter into any arrangements to permit market timing in the shares of the Funds.

Although the Funds seek to use these methods to detect and prevent abusive short-term trading in all accounts, the Funds may not be able to collect the redemption fee or monitor short-term transactions in omnibus accounts, especially without the assistance of the financial intermediary in whose name the account is held (a broker-dealer or retirement plan, for example). Because the Funds may not be able to detect all instances of market timing, particularly in omnibus accounts and where an investor may attempt to conceal its identity, the Funds cannot guarantee that they will be able to deter all instances of market timing or entirely eliminate short-term trading in shares of the Funds.

Reservations. Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares. Each Fund may also modify the conditions of purchase at any time. Each Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail.

SHAREHOLDER ACCOUNT STATEMENTS

Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually as of the next business day after the purchase or redemption request is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

DIVIDENDS AND TAXES

The Funds normally declare and pay income dividends, if any, semi-annually in June and December and distribute net capital gains, if any, once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.

You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

The following discussion is very general. You may wish to consult a tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Unless you hold your shares in a tax-exempt account, including a retirement account such as an IRA, you will normally have to pay federal income taxes, and any state or local taxes, on distributions you receive from a Fund, whether you take the distributions in cash or have them reinvested in additional shares. Non-corporate shareholders may be taxed at reduced rates on distributions designated by a Fund as "qualified dividend income". "Qualified dividend income" generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated as capital gain dividends are taxable as long-term capital gains without regard to the length of time you have held your shares. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

Distributions by a Fund will reduce that Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Prospective investors in a Fund should read that Fund's account registration form for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

VALUATION OF SHARES

The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding.

To determine the value of its assets, the Balanced Fund typically uses the current market price of the securities it holds. When a market price is not available, or when the Balanced Fund has reason to believe that the price does not reflect market realities, the Balanced Fund may value securities instead by using methods approved by the Board of Trustees. In such a case, the Balanced Fund's value for a security may be different from quoted market values. To determine the value of its assets, the Equity Fund uses the value of its interest in the Index Portfolio which is determined based on the current market value of the securities held by the Index Portfolio less its liabilities times the percentage which represents the Fund's share of the Index Portfolio.

The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). For share prices 24 hours a day, call 1-800-221-5519.

SHARES AND VOTING RIGHTS

As with other mutual funds, investors purchase shares when they put money in a Fund. Each share and fractional share entitles the shareholder to:

   . Receive a proportional interest in a Fund's income and capital gain distributions
   . Cast one vote per share on certain Fund matters, including the election of the Funds' trustees and changes in fundamental policies.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

  ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS


This section provides details on how the Funds are organized and who manages the Funds.

The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust. The Green Century Funds are a diversified open-end management investment company, a mutual fund. The Funds are governed by a Board of Trustees which meets regularly to review the Funds' investments, performance, expenses, environmental criteria, compliance with laws and regulations governing mutual funds and other business affairs. The Index Portfolio is governed by its Board of Trustees.

THE GREEN CENTURY BALANCED FUND

Investment Adviser. Green Century Capital Management, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.

Subadviser. Winslow Management Company (Winslow), 99 High Street, Boston, Massachusetts 02110, serves as the Subadviser for the Balanced Fund. Winslow, a wholly owned subsidiary of Adams Harkness Asset Management, Inc (AHAM), conducts the day-to-day investment management for the Balanced Fund consistent with the guidelines set by Green Century Capital Management. Winslow uses a fundamental security analysis of each investment. The qualitative approach is complemented with quantitative and technical analyses that rank a large group of securities based on several factors.

Winslow has managed investments in environmental and environmentally responsible companies since 1984. Winslow was a division of Adams, Harkness & Hill, Inc. (AHH) from April 1, 1999 to July 31, 2004 and formerly was a division of Eaton Vance Management. On March 29, 2004, the shareholders of AHH approved a corporate restructuring of AHH. Under the terms of the restructuring, Winslow became a wholly owned subsidiary of AHAM as of August 1, 2004. Winslow will continue to serve as the Subadviser for the Balanced Fund.


Mr. Jackson W. Robinson has served as the day-to-day portfolio manager of the Balanced Fund since July 1, 1995. Mr. Robinson has served as President of Winslow since 1984. Winslow is paid by the Adviser (not the Fund). As of September 30, 2004, Winslow had $187 million in assets under management.


Fees. For the services Green Century Capital Management and Winslow provided to the Balanced Fund during the fiscal year ended July 31, 2004, they received a total of 0.75% of the average daily net assets of the Fund.

THE GREEN CENTURY EQUITY FUND AND THE INDEX PORTFOLIO

Investment Manager. Domini Social Investments LLC, 536 Broadway, New York, New York 10012 (DSIL) provides investment supervisory services, operational support and administrative services to the Index

Portfolio. DSIL was organized in April, 1997. It was formed by principals of KLD, the former investment adviser for the Index Portfolio, and other investment company and marketing professionals.

Investment Submanager. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111 (SSgA) provides investment submanagement services to the Index Portfolio on a day-to-day basis. SSgA determines what securities shall be purchased, sold or exchanged to track the composition of the Index. SSgA does not determine the composition of the Index.


SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2004, SSgA had approximately $97.9 billion in assets under management. SSgA is paid by DSIL (not by the Index Portfolio or the Equity Fund.)


Fees. For services DSIL and SSgA provided to the Index Portfolio during the fiscal year ended July 31, 2004, they received a total of 0.20% of the average daily net assets of the Index Portfolio, after waivers.

THE GREEN CENTURY FUNDS

Administrator. Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except the investment advisory fees, if any; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

For its services, the Administrator received annual fees of 1.37% of the Balanced Fund's average daily net assets and 1.26% of the Equity Fund's average daily net assets for the Funds' most recent fiscal year.


Subadministrator. UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the Funds. UMBFS is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Funds). UMBFS and its affiliates provided administration, fund accounting, transfer agent and/or distribution services to 39 fund families representing $68.8 billion in assets as of September 30, 2004.


Distributor and Distribution Plan. UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Funds. The Board of Trustees of Green Century has adopted a Distribution Plan for the Balanced Fund in accordance with Rule 12b-1 after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Balanced Fund pays a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Transfer Agent. Unified Fund Services, Inc. (Unified) is the transfer agent and shareholder services provider for the Green Century Funds. As of September 30, 2004, Unified provided services to 32 fund groups representing over $7.4 billion in assets.



Custodian. Investors Bank & Trust Company (IBT) is the custodian for the Green Century Funds and the Index Portfolio. As of September 30, 2004, IBT had approximately $1.2 trillion in assets under custody and provided services for over 75 pooled product clients and maintained relationships with over 500 investment advisers.

Independent Registered Public Accounting Firm. KPMG LLP is the Independent Registered Public Accounting Firm of the Green Century Funds and the Index Portfolio.

  ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


This section provides a detailed description of the Funds' investment objectives, strategies and risks. The Statement of Additional Information provides further information regarding the investment objectives, policies and risk factors of the Funds.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund's investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund's standards for corporate environmental responsibility. The Balanced Fund's assets may be invested in: common stock, preferred stock and other equity securities, bonds and other fixed income securities, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities.

There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.

Zero Coupon Securities. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

High Yield Debt Securities. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by S&P or Caa or higher by Moody's or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of July 31, 2004, 27.37% of the net assets of the Balanced Fund were invested in below investment grade securities.

While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund's investment objective is to achieve long-term total return which matches the performance of the Index, an index of stocks of 400 companies selected by using social and environmental criteria. It invests substantially all of its assets in the Index Portfolio, a diversified portfolio of 400 common stocks. Since the investment characteristics of the Equity Fund will correspond to those of the Index Portfolio, the following is a description of the Index Portfolio's investment policies.

The Index Portfolio invests substantially all of its assets in the common stocks comprising the Index, developed and maintained by KLD. The Index Portfolio is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. In constructing the Index, KLD first considers companies' environmental and social records. KLD also seeks to maintain a broad representation of industries in the Index, although certain industry sectors will be excluded entirely based on the social criteria. KLD may also exclude from the Index companies which are in bankruptcy or which KLD believes may soon be bankrupt. The weightings of the stocks comprising the Index are based upon market capitalization. To keep portfolio turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. KLD may however remove a company from the Index if it has been acquired by another company, if it is no longer financially viable, or because its social profile has deteriorated. The criteria used in developing and maintaining the Index involve subjective judgment by KLD. The Index Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index.

The Index Portfolio may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies KLD's social criteria. The Index Portfolio's policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the Index and in order to meet anticipated redemption requests. The Index Portfolio may also invest in such securities for temporary defensive purposes. This may adversely affect the Index Portfolio's performance.

The Index Portfolio buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the Index. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, reflects the judgment of the Index Portfolio's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Portfolio. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio and the weightings of the securities in the Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Index Portfolio's ability to duplicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Index Portfolio as well as the Index Portfolio's expenses.

THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

Unlike other mutual funds which directly manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. Other mutual funds or institutional investors may also invest in the Index Portfolio on the same terms and conditions as the Equity Fund and pay a proportionate share of the Index Portfolio's expenses. However, the other investors may sell their shares at different prices than the Equity Fund due to variations in sales commissions and operating expenses; these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Portfolio. Such differences in returns are also present in other mutual fund structures.

The Equity Fund may withdraw its investment from the Index Portfolio if the Board of Trustees of Green Century determines that it is in the best interest of the Equity Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including the investment of the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets.

THE GREEN CENTURY FUNDS

Foreign Securities. While both Funds and the Index Portfolio emphasize investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 25% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depository Receipts ("ADRs") and the Balanced Fund may invest in Global Depository Receipts ("GDRs") with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks and obligations issued or guaranteed by foreign governments or political subdivisions thereof.

Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Any foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Portfolio Turnover. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The Balanced Fund's portfolio turnover rate for the fiscal years ended July 31, 2002, 2003 and 2004 were 70%, 94% and 81% respectively.

Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Index. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 2002, 2003 and 2004 were 13%, 8% and 8% respectively.

Investment Restrictions. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Portfolio's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Portfolio, and the Index Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. An industry must represent 25% or more of the Index before the Index Portfolio may invest more than 25% of its assets in that industry. If the Index Portfolio were to concentrate its investments in a single industry, the Index Portfolio and the Equity Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Funds and the Index Portfolio. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

The investment objective of the Balanced Fund is not fundamental and may be changed without the approval of the shareholders. The investment objectives of the Equity Fund and the Index Portfolio also are not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental.

Portfolio Holdings Disclosure. The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds' Portfolio Holdings is included in the Statement of Additional Information.

  FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report which is available upon request.


Green Century Balanced Fund Financial Highlights






For the Years Ended July 31,

----------------------------------------------
                                                             2004        2003       2002       2001        2000
Net Asset Value, beginning of year....................... $  13.88    $  10.30    $ 15.94     $ 23.56     $ 12.21
                                                           --------    -------    -------     -------     -------
Income from investment operations:
   Net investment income..................................    0.12        0.16       0.14        0.10        0.07
   Net realized and unrealized gain (loss) on investments.    0.23        3.59      (5.66)      (4.10)      11.35
                                                           --------    -------    -------     -------     -------
   Total increase (decrease) from investment operations...    0.35        3.75      (5.52)      (4.00)    1  1.42
                                                           --------    -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income...................   (0.12)      (0.17)     (0.12)      (0.11)      (0.07)
   Distributions from net realized gains..................      --          --         --       (3.51)         --
                                                           --------    -------    -------     -------     -------
Total decrease from dividends and distributions..........    (0.12)      (0.17)     (0.12)      (3.62)      (0.07)
                                                           --------    -------    -------     -------     -------
Net Asset Value, end of year............................. $  14.11    $  13.88    $ 10.30     $ 15.94     $ 23.56
                                                          ========     =======    =======     =======     =======
Total return.............................................     2.49%      36.83%    (34.80)%    (19.19)%     93.54%
Ratios/Supplemental data:
   Net assets, end of year (in 000's)..................... $50,398     $71,306    $36,225     $63,654     $55,081
   Ratio of expenses to average net assets................    2.37%       2.44%      2.39%       2.35%       2.48%
   Ratio of net investment income to average net assets...    0.71%       1.51%      0.95%       0.60%       0.50%
   Portfolio turnover.....................................      81%         94%        70%         91%        116%



Green Century Equity Fund Financial Highlights




For the Years Ended July 31,

-----------------------------------------------

                                                             2004        2003       2002       2001        2000
Net Asset Value, beginning of year.......................   $ 16.45    $ 14.85    $ 20.84     $ 26.42     $ 24.62
                                                           --------    -------    -------     -------     -------
Income from investment operations:
   Net investment income (loss)..........................        --       0.01      (0.05)      (0.11)      (0.14)
   Net realized and unrealized gain (loss) on investment.      1.74       1.59      (4.62)      (4.66)       2.02
                                                           --------    -------    -------     -------     -------
   Total increase (decrease) from investment operations..      1.74       1.60      (4.67)      (4.77)       1.88
                                                           --------    -------    -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income..................     (0.01)        --         --          --          --
   Distributions from net realized gains.................        --         --      (1.32)      (0.81)      (0.08)
                                                           --------    -------    -------     -------     -------
Total decrease from dividends and distributions..........     (0.01)        --      (1.32)      (0.81)      (0.08)
                                                           --------    -------    -------     -------     -------
Net Asset Value, end of year.............................  $  18.18    $ 16.45    $ 14.85     $ 20.84     $ 26.42
                                                           ========    =======    =======     =======     =======
Total return.............................................     10.61%     10.77%    (23.67)%    (18.34)%      7.62%
Ratios/Supplemental data:
   Net assets, end of year (in 000's)....................   $33,152    $29,347    $27,387     $35,037     $40,931
   Ratio of expenses to average net assets...............      1.50%      1.50%      1.50%       1.50%       1.50%
   Ratio of net investment income (loss)
      to average net assets..............................     (0.01)%     0.05%     (0.26)%     (0.51)%     (0.59)%
   Portfolio turnover (a)................................         8%         8%         13%        19%          9%
(a) Represents portfolio turnover for the Index Portfolio.


                       THIS PAGE INTENTIONALLY LEFT BLANK
                                   YOUR NOTES

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
99 High Street
Boston, MA 02110

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004
SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110
--------------------------------------------------------------------------------

                    TO INVEST AND FOR ACCOUNT CORRESPONDENCE:
                               Green Century Funds
                                   PO Box 6110
                           Indianapolis, IN 46206-6110
                                 1-800-221-5519

--------------------------------------------------------------------------------


A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference in this prospectus. Additional information about the Green Century Funds' investments is available in the Funds' annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-93-GREEN. Each of these documents is also available on our website at www.greencentury.com.


Fund reports, the Statement of Additional Information and other information about the Funds are also available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

[LOGO] GREEN
        CENTURY
        FUNDS



811-06351
Printed on recycled paper with soy-based ink.

================================================================================
STATEMENT OF ADDITIONAL INFORMATION

November 29, 2004


                               GREEN CENTURY FUNDS

            29 Temple Place, Suite 200, Boston, Massachusetts 02111
================================================================================
      Green Century Funds (the "Trust" or the "Funds" or "Green Century") offers two separate series (each, a "Fund"), each with its own investment objective. Each Fund pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks to provide its shareholders with long-term total return which matches the performance of the "Domini 400 Social IndexSM" (the "Social Index"), an index made up of the stocks of 400 companies selected using environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Portfolio invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of either Fund will be achieved.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated November 29, 2004 a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-93-GREEN. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.

      The following financial statements are incorporated by reference to the Annual Report dated July 31, 2004, of Green Century Funds (File No. 811-06351) as filed with the Securities and Exchange Commission on October 7, 2004.


1.    Green Century Balanced Fund Portfolio of Investments
2.    Green Century Balanced Fund Statement of Assets and Liabilities
3.    Green Century Balanced Fund Statement of Operations
4.    Green Century Balanced Fund Statements of Changes in Net Assets
5.    Green Century Balanced Fund Financial Highlights
6.    Green Century Equity Fund Statement of Assets and Liabilities
7.    Green Century Equity Fund Statement of Operations
8.    Green Century Equity Fund Statements of Changes in Net Assets
9.    Green Century Equity Fund Financial Highlights
10.   Notes to Financial Statements
11.   Independent Registered Public Accounting Firm's Report

12.   Domini Social Index Portfolio Portfolio of Investments
13.   Domini Social Index Portfolio Statement of Assets and Liabilities
14.   Domini Social Index Portfolio Statement of Operations
15.   Domini Social Index Portfolio Statements of Changes in Net Assets
16.   Domini Social Index Portfolio Financial Highlight

17.   Domini Social Index Portfolio Notes to Financial Statements
18.   Indpendent Registered Public Accounting Firm's Report


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN


      Table of Contents                                     Page
      -----------------                                     ----


      The Green Century Funds ........................        3
      Investment Objectives, Risks and Policies.......        3
      Investment Restrictions.........................       19
      Trustees and Officers...........................       24
      Investment Advisers and Managers................       36
      Administrator, Subadministrator, Transfer
      Agent and Custodian, and Expenses...............       43
      Distribution Plan...............................       46
      Financial Intermediaries .......................       46
      Net Asset Value; Redemption in Kind.............       48
      Performance Advertising.........................       50
      Income Taxes....................................       53
      Description of Shares,
      Voting Rights and Liabilities...................       56
      Portfolio Transactions and
      Brokerage Commissions...........................       58
      Portfolio Holdings Disclosure...................       61
      Independent Registered Public Accounting Firm...       62
      Additional Information..........................       62
      Financial Statements............................       62
      Appendix A - Description of Securities Ratings..       63
      Appendix B-1 - Green Century
         Capital Management Inc. Proxy Voting
         Policies and Procedures.....................        70
      Appendix B-2 - Domini Social Index Portfolio
         Proxy Voting Policies and Procedures........        79
      Appendix C - Policies and Procedures for
         the Disclosure of the Green Century Funds'
         Portfolio Holdings..........................       109

THE GREEN CENTURY FUNDS

The Green Century Funds is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES
--------------------------------------------------------------------------------

      The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Portfolio.

                                  BALANCED FUND

      U.S. Government Agency Obligations--The Fund may invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).

      Repurchase Agreements--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase from the Fund the security sold to the Fund at a mutually agreed upon time and price. As such, repurchase agreements are viewed as the lending of money to the seller of the security. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made by the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the seller of the security defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The seller of the security may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the 1940 Act.

      A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

      Certificates of Deposit--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)

      The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

      When-Issued Securities--The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, the purchaser makes no payment to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.

      Mortgage-Backed Securities and Mortgage Pass-Through Securities--The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

      Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

      FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. The twelve Federal Home Loan Banks own its stock. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Foreign Currencies--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

      Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

      Floating Rate Obligations--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

      Because of the variable rate nature of such instruments, the yield of the Fund will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.

      Zero Coupon Securities--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities include so-called "stripped" U.S. Treasury obligations as well as privately issued securities that are issued by a bank or a securities firm that has purchased U.S. Treasury obligations and separated their interest and principal components. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.

      The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

      Equity Investments--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

      Debt Securities--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

Risks Related to Lower-Rated Securities

      The Fund's investments in high yield, high-risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

      The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.

      The ratings assigned by a rating agency evaluate the safety of lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the subadviser performs its own analysis of the issuers whose lower-rated securities the Fund holds. Because of this, the Fund's performance may depend more on the subadviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

      Options on Securities--For hedging purposes and to increase income, the Balanced Fund may write (sell) covered (under SEC regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Subadviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

      The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.

      Options on Securities Indices--In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

      Options on Currencies--The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.

      Futures Contracts--The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

      For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

      To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

      The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the opinion of the Fund's Adviser and Subadviser, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

      While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

      Forward Currency Exchange Contracts--In an attempt to manage currency risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets. A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Combined Transactions--The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

      Use of Segregated and Other Special Accounts--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high-grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities that correlate with the index or to segregate such high-grade liquid assets. A put option written by the Fund also will require the

Fund to segregate such high-grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.

      Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

      Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.

      In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

      Other Mortgage-Backed Securities--The Balanced Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks, as well as market risks and financial risks. The Fund may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate. Governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser and investment subadviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not purchase any such other mortgage-backed securities until the Trust's Prospectus and this Statement of Additional Information have been supplemented.

                                   EQUITY FUND

      The Equity Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio, which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its assets (either directly or through the Index Portfolio) in the stocks comprising the Social Index.

      In selecting stocks for inclusion in the Social Index:

      1. KLD Research & Analytics, Inc. ("KLD") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies whose stocks comprise the Standard & Poor's 500(R) Index (the "S&P 500(R) Index "). If a company whose stock was included in the S&P 500(R) Index met KLD's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 2004, of the 500 companies whose stocks comprised the S&P 500(R) Index, approximately 49% were included in the Social Index.

      2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500(R) Index) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500(R) Index, and certain industry sectors will be excluded altogether.

      KLD may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.

      The component stocks of the S&P 500(R) Index are chosen by Standard & Poor's Ratings Services ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange ("NYSE") common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500(R) Index does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500(R) Index are listed on the NYSE.

      Inclusion of a stock in the S&P 500(R) Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Portfolio. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500(R) Index may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index.

      The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of July 31, 2004 approximately 41.77% of the Social Index was comprised of the 20 largest companies in that Index.

      The Index Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Index Portfolio with the Social Index, will reflect the Index Portfolio's submanager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. SSgA Funds Management, Inc. ("SSgA" or the "Submanager") is the Index Portfolio's Submanager. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio to the weightings of the securities in the Social Index of 0.95 or better. The Board of Trustees of the Index Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Index Portfolio with that of the Social Index, and comparing the composition and weighting of the Index Portfolio's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Portfolio, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Portfolio's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Portfolio will review with the Submanager of the Index Portfolio methods for increasing such correlation, such as through adjustments in securities holdings of the Index Portfolio. To the extent practicable, the Index Portfolio will attempt to be fully invested.

      The Index Portfolio reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the Index Portfolio's performance and the Index Portfolio may not achieve its investment objective. Investors should note, however, that the Index Portfolio has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future, even in the event of deteriorating market conditions.

      Securities Subject to Taxation: With respect to stocks of foreign issuers, the Index Portfolio does not purchase securities which the Index Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Portfolio's investments, the effect may be to reduce the income received by the Index Portfolio on such investments.

      Rule 144A Securities: The Equity Fund and the Index Portfolio may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Neither the Equity Fund nor the Index Portfolio has any current intention to invest in these securities.

      One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

      To the extent that liquid Rule 144A securities that the Equity Fund and the Index Portfolio holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Equity Fund's and the Index Portfolio's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the Equity Fund's and the Index Portfolio's investments in Rule 144A securities and will consider appropriate measures to enable the Equity Fund and the Index Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      Repurchase Agreements: The Index Portfolio may invest in repurchase agreements that are fully collateralized by securities in which the Index Portfolio may otherwise invest. A repurchase agreement involves the purchase of a security that later must be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Index Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Index Portfolio could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Index Portfolio could experience a loss.

      Option Contracts: Although it has no current intention to do so, the Index Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Portfolio or possible declines in the value of securities which are expected to be sold by the Index Portfolio. Generally, the Index Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

      The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

      Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Portfolio would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Portfolio, and the Index Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Portfolio's ability effectively to hedge its portfolio.

      Transactions by the Index Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Index Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

      Short Sales: Although it has no current intention to do so, the Index Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Portfolio owns an equal amount of such securities, or securities convertible into such securities.

                          BALANCED FUND AND EQUITY FUND

      Foreign Securities--Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

      Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and, at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

      The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and, in the case of the Balanced Fund, Global Depository Receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

      Risks of Specialized Investment Techniques Abroad--The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      Lending of Portfolio Securities--Each Fund and the Index Portfolio may lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Portfolio, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Portfolio, as the case may be.

      Each Fund and the Index Portfolio will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

      In connection with lending securities, the Funds and the Index Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Portfolio, the investment adviser of the Funds or Index Portfolio, the investment subadviser of the Balanced Fund or the investment manager or submanager of the Index Portfolio.

      At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      Each Fund and the Index Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Portfolio only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Portfolio which, as defined in the 1940 Act and as used herein, means the vote of the lesser of (i) 67% or more of the "voting securities" of the Fund or the Index Portfolio present at a meeting, if the holders of more than 50% of the "voting securities" of the Fund or the Index Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Index Portfolio outstanding interests, whichever is less. Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio.


                                  BALANCED FUND

      The Trust, on behalf of the Balanced Fund, may not:

      (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);

      (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

      (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);

      (7) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and

      (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      Non-Fundamental Restrictions--In order to comply with certain federal statutes and policies the Trust, on behalf of the Balanced Fund, will not as a matter of operating policy:

   (1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (the Trust has no current intention of investing the assets of the Fund in other investment companies);

   (2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;


   (3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;

   (4) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry.


      These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


                                   EQUITY FUND

      The Equity Fund may not:

      (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed (moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value);

      (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

      (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or
(ii) the purchase, ownership, holding or sale of options on securities;

      (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Portfolio and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

      (5) make loans to other persons except (a) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

      (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Portfolio;

      (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

      (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

      (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

      (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Portfolio; and

      (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Fund will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Portfolio.

      Non-Fundamental Restrictions: In order to comply with certain federal statutes and policies, the Equity Fund will not, as a matter of operating policy, purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund's total assets at the time of such purchase. This policy is not fundamental and may be changed by the Equity Fund without the approval of its investors in response to changes in federal requirements.

      In addition, as a non-fundamental policy, the Equity Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Green Century Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.

      Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

                                 INDEX PORTFOLIO

The Index Portfolio may not:

      (1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

      (2) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

      (3) invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Index Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and (b) if an investment objective or strategy of the Index Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Index Portfolio may invest more than 25% of its assets in that industry;

      (4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Index Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Index Portfolio);

      (5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Index Portfolio from purchasing or selling futures contracts or options thereon);

      (6) underwrite securities issued by other persons, except that all or any portion of the assets of the Index Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Index Portfolio may technically be deemed an underwriter under the 1933 Act, in selling a security; or

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

      In addition, as a matter of fundamental policy, the Index Portfolio will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash and (d) any combination of the foregoing.

NON-FUNDAMENTAL RESTRICTIONS: The following policies are not fundamental and may be changed by the Index Portfolio without the approval of the Fund or its other investors.

      The Index Portfolio will not as a matter of operating policy:

      (1) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Index Portfolio's total assets at the time of such purchase;

      (2) invest more than 15% of the net assets of the Index Portfolio in illiquid securities, except that the Index Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder;

      (3) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Index Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

      (4) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Index Portfolio, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Index Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

      In addition, as a non-fundamental policy, the Index Portfolio will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social IndexSM and related investments with similar economic characteristics. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Holders of beneficial interest in the Index Portfolio (including the Equity Fund) will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.

      PERCENTAGE AND RATING RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Index Portfolio or a later change in the rating of a security held by the Index Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Index Portfolio to the net asset value of the Index Portfolio exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Index Portfolio will take the corrective action required by Section 18(f).

TRUSTEES AND OFFICERS

      The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century in accordance with the laws of the Commonwealth of Massachusetts, and the affairs of the Index Portfolio are conducted under the direction of its Board of Trustees in accordance with the laws of the State of New York. The Trustees and officers of Green Century are separate and independent from the Trustees and officers of the Index Portfolio.

      The Trustees and officers of the Trust and the Index Portfolio, their ages, their principal occupations during the past five years (although their titles may have varied during the period), other directorships held and the number of investment companies in the Green Century Family of Funds that the Trustees oversee are set forth below.

                              TRUSTEES OF THE TRUST
                  GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust. Each Trustee and each officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with the Funds as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Funds.



                     POSITION(S)
                      HELD WITH      PRINCIPAL
                      THE TRUST    OCCUPATION(S)                     NUMBER OF FUNDS IN
                     AND LENGTH       DURING            OTHER       GREEN CENTURY FAMILY
 NAME, ADDRESS AND     OF TIME     PAST 5 YEARS    DIRECTORSHIPS    OF FUNDS OVERSEEN BY
        AGE            SERVED                           HELD               TRUSTEE

-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------

David J. Fine          Trustee      Proprietor,         None                  2
3 Center Plaza       since 1991   Law Offices of
Suite 400                          David J. Fine
Boston, MA 02108                   (since 2001);
Age: 56                              Partner,
                                  Dangel & Fine
                                   (from 1997 to
                                      2001)

Stephen J. Morgan      Trustee      President,          None                  2
29 Temple Place      since 1991      Citizens
Suite 200                          Conservation
Boston, MA 02111                     Services
Age: 56                              AMERESCO,
                                    Inc., an
                                   independent
                                     energy
                                    solutions
                                  company (since
                                      1995)

C. William Ryan        Trustee    Owner/Director,       None                  2
29 Temple Place      since 1991    Brookline Tai
Suite 200                        Chi (since 1992)
Boston, MA 02111
Age: 50

James H. Starr         Trustee       Attorney,          None                  2
29 Temple Place      since 1991      Starr and
Suite 200                         Associates, PC
Boston, MA 02111                   (since 1982)
Age: 57

-------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------------

Douglas M. Husid*     President      Director,          None                  2
400 Atlantic Avenue  since 1997,    Goulston &
Boston, MA 02110       Trustee     Storrs, P.C.
Age: 53              since 1991    (since 1991)

Douglas H. Phelps*     Trustee    Chairman, Fund        None                  2
1550 Larimer         since 1997     for Public
Street, #216t                        Interest;
Denver, CO 80202                     Research
Age: 57                            (since 1982);
                                   President,
                                 Telefund, Inc.
                                  (since 1988);
                                   President,
                                   Grassroots
                                   Campaigns,
                                   Inc. (since
                                     2003).

Wendy Wendlandt*       Trustee     Senior Staff,        None                  2
29 Temple Place      since 1991      Fund for
Suite 200                             Public
Boston, MA 02111                     Interest
Age: 43                              Research,
                                   Center for
                                     Public
                                    Interest
                                    Research
                                  (since 1989)

-------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------

Kristina A. Curtis*   Treasurer     Senior Vice         None           Not applicable
29 Temple Place      since 1991    President of
Suite 200                           Finance and
Boston, MA 02111                    Operations
Age: 52                            (since 2002),
                                      Chief
                                    Operating
                                  Officer (1991
                                    to 2002),
                                  Treasurer and
                                    Director
                                  (since 1991),
                                   Senior Vice
                                    President
                                  (since 1991)
                                  Green Century
                                     Capital
                                   Management,
                                      Inc.

Amy Perry             Secretary      President          None           Not applicable
Basseches*               and       (since 2003),
29 Temple Place       Assistant     Senior Vice
Suite 200             Treasurer      President
Boston, MA 02111     since 2003    (2002-2003),
Age: 39                              Secretary
                                    (2002 to
                                   2003), and
                                    Director
                                  (since 2002),
                                  Green Century
                                     Capital
                                   Management,
                                  Inc.; Hiring
                                 Director, Fund
                                   for Public
                                    Interest
                                    Research
                                  (since 1997)

Amy F. Puffer*          Chief          Chief            None           Not Applicable
29 Temple Place      Compliance     Compliance
Suite 200              Officer    Officer, Green
Boston, MA 02111     since 2004       Century
Age: 46                               Capital
                                   Management,
                                   Inc. (since
                                  2004); Senior
                                   Specialist,
                                   PFPC, Inc.
                                 (2003 - 2004);
                                 Assistant Vice
                                 President, CDC
                                   IXIS Asset
                                   Management
                                 Services, Inc.
                                  (1996 - 2003)


                 TRUSTEES AND OFFICERS OF THE INDEX PORTFOLIO

     Each Trustee and officer of the Index Portfolio noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Domini Social

Investments LLC ("Domini"), sponsor of the Index Portfolio, as described below. The Index Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee of the Index Portfolio holds office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds. Unless otherwise indicated, the address of each Trustee and officer of the Index Portfolio is 536 Broadway, 7th Floor, New York, New York 10012.


                     POSITION(S)     PRINCIPAL
                      HELD WITH    OCCUPATION(S)
                      THE TRUST       DURING                           NUMBER OF PORTFOLIOS
                     AND LENGTH    PAST 5 YEARS                         IN DOMINI FAMILY OF
                       OF TIME                           OTHER           FUNDS OVERSEEN BY
   NAME AND AGE        SERVED                     DIRECTORSHIPS HELD          TRUSTEE

----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------

Julia Elizabeth        Trustee     Director and          None                    4
Harris               since 1999     President,
                                  Alpha Global
Age: 56                           Solutions, LLC
                                 (agribusiness)
                                  (since 2004);
                                    Trustee,
                                    Fiduciary
                                  Trust Company
                                   (financial
                                  institution)
                                  (since 2001);
                                  Director and
                                   Treasurer,
                                   Boom Times,
                                      Inc.
                                   (membership
                                  organization)
                                  (1997-1999);
                                      Vice
                                 President, UNC
                                 Partners, Inc.
                                   (financial
                                   management)
                                  (since 1990).

Kirsten S. Moy         Trustee     Board Member,         None                    4
                     since 1999      Community
Age: 57                            Reinvestment
                                   Fund (since
                                     2003);
                                    Director,
                                    Economic
                                  Opportunities
                                  Program, The
                                      Aspen
                                    Institute
                                   (research and
                                   education)
                                  (since 2001);
                                  Group Leader,
                                    Financial
                                   Innovations
                                   Roundtable
                                   (research)
                                  (2000-2001);
                                  Member, Board
                                  of Overseers,
                                    Graduate
                                   Program in
                                    Community
                                 Development at
                                  Southern New
                                    Hampshire
                                   University
                                  (1999-2002);
                                  Consultant on
                                     Social
                                  Investments,
                                    Equitable
                                    Life/AXA
                                  (1998-2001);
                                     Project
                                    Director,
                                    Community
                                   Development
                                 Innovation and
                                 Infrastructure
                                   Initiative
                                   (research)
                                  (1998-2001).

William C. Osborn      Trustee       Manager,            None                    4
                     since 1997    Massachusetts
Age: 60                            Green Energy
                                      Fund
                                   Management,
                                   LLC (venture
                                    capital)
                                  (since 2004);
                                    Manager,
                                     Commons
                                     Capital
                                 Management LLC
                                    (venture
                                    capital)
                                  (since 2000);
                                     Special
                                  Partner/Consultant,
                                      Arete
                                   Corporation
                                    (venture
                                    capital)
                                  (1999-2004);
                                    Director,
                                   World Power
                                  Technologies,
                                   Inc. (power
                                    equipment
                                   production)
                                  (since 1999);
                                    Director,
                                   Investors'
                                     Circle
                                    (socially
                                   responsible
                                    investors
                                    network)
                                  (since 1999);
                                  Principal/Manager,
                                     Venture
                                   Investment
                                   Management
                                   Company LLC
                                    (venture
                                    capital)
                                  (1996-1999).

Karen Paul             Trustee       Visiting            None                    4
                     since 1997     Professor,
Age: 60                               Escuela
                                    Graduado
                                 Administracion
                                    Direccion
                                    Emprosas,
                                    Instituto
                                  Tecnologico y
                                   de Estudios
                                  Superiores de
                                    Monterrey
                                     (2004);
                                   Professor,
                                    Catholic
                                  University of
                                     Bolivia
                                     (2003);
                                    Fulbright
                                  Fellow, U.S.
                                  Department of
                                  State (2003);
                                    Partner,
                                     Trinity
                                   Industrial
                                   Technology
                                  (1997-2002);
                                    Executive
                                    Director,
                                   Center for
                                  Management in
                                  the Americas
                                  (1997-2002);
                                  Professor of
                                 Management and
                                  International
                                    Business,
                                     Florida
                                  International
                                   University
                                  (since 1990).

Gregory A. Ratliff     Trustee       Community           None                    4
                     since 1999     Investment
Age: 44                             Consultant,
                                  (self-employment)
                                  (since 2002);
                                 Senior Fellow,
                                    The Aspen
                                    Institute
                                   (research and
                                   education)
                                     (2002);
                                    Director,
                                    Economic
                                  Opportunity,
                                   John D. and
                                  Catherine T.
                                    MacArthur
                                   Foundation
                                   (1997-2002)

John J. Shields     Trustee       Advisory Board         None
                    since 2004        Member,
Age: 51                           Vestmark, Inc.
                                    (software
                                    company)
                                  (since 2003);
                                    Managing
                                   Principal,
                                  Shields Smith
                                  & Webber LLC
                                   (management
                                   consulting
                                  firm) (since
                                     2002);
                                  President and
                                  CEO, Citizens
                                   Securities,
                                      Inc.
                                  (1998-2002);
                                  President and
                                  CEO, Citizens
                                 Advisers, Inc.
                                  (1998-2002);
                                  President and
                                    Trustee,
                                 Citizens Funds
                                  (1998-2002).

Frederick C.           Trustee      President's          None                    4
Williamson, Sr.      since 1990      Advisory
                                  Board - Salve
Age: 89                               Regina
                                   University,
                                   Newport, RI
                                  (since 1999);
                                  Board Member,
                                 Preserve Rhode
                                     Island
                                   (nonprofit
                                  preservation)
                                  (since 1999);
                                    Board of
                                   Directors,
                                   Grow Smart
                                  Rhode Island
                                   (nonprofit
                                      state
                                    planning)
                                  (since 1998);
                                    Advisor,
                                 National Parks
                                       and
                                  Conservation
                                   Association
                                  (1997-2001);
                                    Chairman,
                                  Rhode Island
                                   Historical
                                  Preservation
                                  and Heritage
                                   Commission
                                     (state
                                   government)
                                  (since 1995);
                                  Treasurer and
                                 Trustee, RIGHA
                                   Foundation
                                   (charitable
                                   foundation
                                   supporting
                                   healthcare
                                  needs) (since
                                     1994);
                                    Trustee,
                                  National Park
                                      Trust
                                   (nonprofit
                                      land
                                  acquisition)
                                  (since 1983);
                                 Trustee, Rhode
                                  Island Black
                                    Heritage
                                     Society
                                   (nonprofit
                                   education)
                                  (since 1984);
                                 State Historic
                                  Preservation
                                 Officer (state
                                   government)
                                  (since 1969).


----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
----------------------------------------------------------------------------------------------

Amy L. Domini*         Chair,      President and                                 4
                      President     CEO, (since
Age: 54              and Trustee     2002) and
                     since 1990   Manager (since
                                  1997), Domini
                                     Social
                                   Investments
                                  LLC; Manager,
                                      DSIL
                                   Investment
                                  Services LLC
                                  (since 1998);
                                    Director,
                                    Tom's of
                                   Maine, Inc.
                                  (natural care
                                    products)
                                  (since 2004);
                                  Board Member,
                                   Progressive
                                   Government
                                    Institute
                                   (nonprofit
                                  education on
                                    executive
                                  branch of the
                                     federal
                                   government)
                                  (since 2003);
                                  Board Member,
                                    Financial
                                 Markets Center
                                   (nonprofit
                                    financial
                                     markets
                                  research and
                                    education
                                    resources
                                    provider)
                                  (2002-2004);
                                    Manager,
                                     Domini
                                  Holdings LLC
                                    (holding
                                    company);
                                  Trustee, New
                                     England
                                    Quarterly
                                  (periodical)
                                  (since 1998);
                                  Board Member,
                                     Social
                                   Investment
                                  Forum (trade
                                  organization)
                                  (1995-1999);
                                    Trustee,
                                    Episcopal
                                 Church Pension
                                   Fund (since
                                   1994); CEO,
                                  Secretary and
                                 Treasurer, KLD
                                   Research &
                                   Analytics,
                                  Inc. (social
                                    research
                                    provider)
                                  (1990-2000);
                                     Private
                                    Trustee,
                                     Loring,
                                    Wolcott &
                                    Coolidge
                                     Office
                                   (fiduciary)
                                  (since 1987).


----------------------------------------------------------------------------------------------
OFFICERS:
----------------------------------------------------------------------------------------------

Elizabeth L.          Secretary        Chief             None             Not applicable
Belanger*             and Chief     Compliance
                     Compliance   Officer (since
Age: 32                Officer       2004) and
                     since 2004     Director of
                                   Compliance
                                  (since 2003),
                                  Domini Social
                                  Investments;
                                   Associate,
                                     Bingham
                                  McCutchen LLP
                                   (law firm)
                                   (1997-2003)

Adam M. Kanzer*      Chief Legal      General            None             Not applicable
                       Officer      Counsel and
Age: 38              since 2003     Director of
                                   Shareholder
                                    Advocacy,
                                  Domini (since
                                      1998)

Carole M. Laible*     Treasurer        Chief             None             Not applicable
                     since 1997      Operating
Age: 41                              Officer,
                                  Domini (since
                                     2002);
                                  Financial/Compliance
                                    Officer,
                                     Domini
                                  (1997-2003);
                                  President and
                                   CEO, DSILD
                                  (since 2002);
                                      Chief
                                   Compliance
                                    Officer,
                                   DSILD; (since
                                  2001); Chief
                                    Financial
                                    Officer,
                                  Secretary and
                                   Treasurer,
                                   DSILD (since
                                      1998)

Steven D.               Vice           Chief             None             Not applicable
Lydenberg*            President     Investment
                     since 1990      Officer,
Age: 59                            Domini (since
                                 2003); Member,
                                  Domini (since
                                     1997);
                                    Director,
                                     Domini
                                  (1990-2003);
                                    Director
                                   (1990-2003)
                                  and Director
                                   of Research
                                  (1990-2001),
                                 KLD Research &
                                   Analytics,
                                  Inc. (social
                                    research
                                   provider).


                                   COMMITTEES

The Board of Trustees of the Trust has four standing committees: an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee.

James H. Starr and Stephen Morgan, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Trust's last fiscal year to select the auditor, review the Funds' financial statements and audited annual report, to receive the report of the Trust's independent auditors, and to review the internal and external accounting procedures of the Trust.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 29 Temple Place, Suite 200, Boston, MA 02111. The Nominating Committee did not meet during the Funds' last fiscal year.

Douglas M. Husid and C. William Ryan, an Independent Trustee, are members of the Valuation Committee. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the Trust's last fiscal year.

Stephen Morgan, James H. Starr and C. William Ryan are members of the Qualified Legal Compliance Committee ("QLCC"). The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Trust fails to implement a recommendation of the QLCC following an investigation. The QLCC met once during the Trust's last fiscal year.


                             TRUSTEE SHARE OWNERSHIP

      The following table shows the amount of equity securities beneficially owned by the Trustees of the Trust in all investment companies in the Green Century Family of Funds as of December 31, 2003.

INTERESTED TRUSTEES
                   Dollar Range of       Dollar Range of      Aggregate Dollar
Name of Trustee   Equity Securities   Equity Securities in    Range of Equity
                     in the Green       the Green Century    Securities in all
                 Century Equity Fund      Balanced Fund          Investment
                                                              Companies Overseen
                                                             by Trustee in Green
                                                             Century Fund Family
Douglas M. Husid         None              $1-$10,000            $1-$10,000
   Douglas H.      $10,001-$50,000       $10,001-$50,000      $50,001-$100,000
     Phelps
Wendy Wendlandt       $1-$10,000           $1-$10,000            $1-$10,000

INDEPENDENT TRUSTEES
                   Dollar Range of       Dollar Range of      Aggregate Dollar
Name of Trustee   Equity Securities   Equity Securities in    Range of Equity
                     in the Green       the Green Century    Securities in all
                 Century Equity Fund      Balanced Fund          Investment
                                                              Companies Overseen
                                                             by Trustee in Green
                                                             Century Fund Family
 David J. Fine           None               $1-$10,000           $1-$10,000
 Stephen Morgan          None                  None                 None
C. William Ryan       $1-$10,000            $1-$10,000         $10,001-$50,000
 James H. Starr       $1-$10,000          $10,001-$50,000      $10,001-$50,000

              SHARE OWNERSHIP OF TRUSTEES OF THE INDEX PORTFOLIO

     The following table shows the amount of equity securities beneficially owned by the Trustees of the Index Portfolio in the Domini Social Equity Fund (an investment company that invests all of its assets in the Index Portfolio) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2003:

INDEPENDENT TRUSTEES
                              Dollar Range of Equity    Aggregate Dollar Range
      Name of Trustee        Securities in the Domini   of Equity Securities in
                                Social Equity Fund     all Investment Companies
                                                        Overseen by the Trustee
                                                             in the Domini
                                                            Family of Funds
  Julia Elizabeth Harris            $1-$10,000                $1-$10,000
      Kirsten S. Moy             $10,001-$50,000            $10,001-$50,000
     William C. Osborn            Over $100,000              Over $100,000
        Karen Paul               $10,001-$50,000           $50,001-$100,000
    Gregory A. Ratliff              $1-$10,000                $1-$10,000
     John L. Shields*                  N/A                        N/A

 Frederick C. Williamson,        $50,001-$100,000          $50,001-$100,000
            Sr.


INTERESTED TRUSTEE
                              Dollar Range of Equity    Aggregate Dollar Range
      Name of Trustee        Securities in the Domini   of Equity Securities in
                                Social Equity Fund     all Investment Companies
                                                        Overseen by the Trustee
                                                             in the Domini
                                                            Family of Funds
       Amy L. Domini              Over $100,000              Over $100,000

* Mr. Shields was appointed as a Trustee on June 1, 2004.

                              TRUSTEE COMPENSATION

     No Trustee of the Trust receives any compensation from the Trust, but each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Trust and the Index Portfolio for the fiscal year ended July 31, 2004 is set forth below. Neither the Trust nor the Index Portfolio contributes to a retirement plan for the Trustees of the Trust or the Index Portfolio.

Trust Trustees
                                   PENSION OR                       TOTAL
                                   RETIREMENT                    COMPENSATION
                    AGGREGATE       BENEFITS       ESTIMATED    FROM FUND AND
NAME OF PERSON,   COMPENSATION     ACCRUED AS       ANNUAL      GREEN CENTURY
    POSITION     FROM THE TRUST  PART OF FUNDS   BENEFITS UPON   FUND COMPLEX
                                    EXPENSES      RETIREMENT       PAID TO
                                                                   TRUSTEES
David J. Fine,        None            None           None            None
Trustee

Douglas M.            None            None           None            None
Husid, Trustee

Stephen Morgan,       None            None           None            None
Trustee

Douglas H.            None            None           None            None
Phelps, Trustee

C. William            None            None           None            None
Ryan, Trustee

James H. Starr,       None            None           None            None
Trustee

Wendy                 None            None           None            None
Wendlandt,
Trustee

Index Portfolio Trustees
------------------------

Each of the Trustees of the Index Portfolio who is not an "interested person" of the Index Portfolio (as defined in the 1940 Act) receives an annual retainer for serving as Trustee of the Domini Social Investment Trust, the Domini Institutional Trust and the Index Portfolio of $10,000, and in addition, receives $1,250 for attendance at each joint meeting of the Boards of the Domini Social Investment Trust, Domini Institutional Trust and Index Portfolio (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee of the Index Portfolio receives reimbursement for reasonable expenses incurred in attending meetings.


                                     PENSION OR                        TOTAL
                                     RETIREMENT                    COMPENSATION
                                      BENEFITS       ESTIMATED       FROM THE
                      AGGREGATE      ACCRUED AS        ANNUAL      PORTFOLIO AND
                    COMPENSATION       PART OF     BENEFITS UPON    THE DOMINI
NAME OF PERSON,       FROM THE        PORTFOLIO      RETIREMENT  FUND COMPLEX(1)
    POSITION          PORTFOLIO       EXPENSES                   PAID TO TRUSTEE


INTERESTED TRUSTEE

Amy L. Domini,          None            None            None           None
Chair, President
and Trustee

INDEPENDENT
TRUSTEES

Julia Elizabeth        $7,451           None            None          $15,000
Harris, Trustee

Kirsten S. Moy,        $7,451           None            None          $15,000
Trustee

William C.             $7,451           None            None          $15,000
Osborn, Trustee

Karen Paul,            $7,451           None            None          $15,000
Trustee

Gregory A.             $6,830           None            None          $13,750
Ratliff, Trustee

John L. Shields,        $827            None            None          $1,667
Trustee

Frederick C.           $7,451           None            None          $15,000
Williamson,  Sr.,
Trustee


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of October 31, 2004 all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund. As of October 31,2004, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of the Balanced or Equity Funds: National Financial Services Corporation, P.O. Box 3752, Church Street Station, New York, New York 10008-3752 owned 9.35% of the outstanding shares of the Balanced Fund and Charles Schwab & Company, 101 Montgomery Street,

(1) As of the date of this Registration Statement, there are four funds in the Domini Fund Complex.

San Francisco, California 94104 owned 22.54% of the Balanced Fund (owners of record, not beneficial owners). National Financial Services Corporation, P.O. Box 3752, Church Street Station, New York, New York 10008-3752 owned 12.70% of the Equity Fund and Charles Schwab and Company 101 Montgomery Street, San Francisco, California 94104 owned 7.55% of the Equity Fund (owners of record, not beneficial owners). Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.


                              PROXY VOTING POLICIES


     The Green Century Balanced Fund has delegated proxy voting decisions to its investment adviser, Green Century Capital Management, Inc. The policies and procedures that the adviser uses to determine how to vote the Fund's proxies are included in Appendix B-1. The Index Portfolio in which the Green Century Equity Fund invests adopted proxy voting policies and procedures to ensure that all proxies for securities held by the Index Portfolio are cast in the best interests of the Index Portfolio's beneficial owners including the Green Century Equity Fund. The Board of Trustees of the Index Portfolio has delegated the responsibility to vote proxies for the Index Portfolio to Domini Social Investments LLC, its manager ("Domini"). More details about the Index Portfolio's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B-2. Details of the Funds' voting record may be found on their web site, www.greencentury.com.
                ---------------------


                                 CODE OF ETHICS

     Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds, the Adviser and the Subadviser (as defined below), Domini and SSgA and UMB Distribution Services, LLC have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities that may be purchased or held by the Funds or the Index Portfolio. The Code of Ethics require personnel who are "access persons" of the Funds or the Index Portfolio within the meaning of Rule 17j-1 to comply with their respective Code of Ethics, subject to sanctions for noncompliance. Each Code of Ethics places certain restrictions on the trading activities of its access persons, along with reporting requirements.

INVESTMENT ADVISERS AND MANAGERS
--------------------------------------------------------------------------------
                         APPROVAL OF ADVISORY AGREEMENTS

      The Independent Trustees, voting separately, and then the entire Board of Trustees of the Trust unanimously approved the Investment Advisory Agreement between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Adviser"), and the Investment Subadvisory Agreement between the Trust, on behalf of the Balanced Fund, and Winslow Management Company ("Winslow" or the "Subadviser"), at a meeting on September 24, 2004. In approving the Advisory and Subadvisory Agreements, the Trustees reviewed the materials provided to them by Green Century Capital and Winslow and considered the factors described below. The

Independent Trustees and their independent counsel met privately to discuss the renewal of the Advisory and Subadvisory Agreements and to review the materials provided to them.

      The Trustees reviewed materials relating to, and considered and evaluated the financial condition of the Adviser as of June 30, 2004, the Adviser's personnel and investment and administrative services provided, and the nature and quality of the services provided by the Adviser. The Trustees also reviewed the Form ADV of the Adviser, and considered Green Century Capital's experience in providing investment advisory services to registered investment companies.


      The Trustees considered the profitability and fall-out benefits of the Advisory Agreement to the Adviser, from its arrangement with the Balanced Fund. The Trustees considered an analysis of the advisory fee and total expense ratio of the Balanced Fund, and a comparison of that fee data with that of other comparable funds. The Trustees concluded that the fees provided in the Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


      The Trustees reviewed information regarding the historical investment performance of the Balanced Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of a broad-based market index.

      Based upon their review, the Board of Trustees of the Trust concluded that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Balanced Fund's shareholders.


      The Trustees reviewed materials relating to, and considered and evaluated the financial condition of the Adviser as of June 30, 2004, the Adviser's personnel and investment and administrative services provided, and the nature and quality of the services provided by the Adviser. The Trustees also reviewed the Form ADV of the Adviser, and considered Winslow's experience in providing investment advisory services to registered investment companies.

      The Trustees considered the profitability and fall-out benefits of the Advisory Agreement to the Adviser from its arrangement with the Balanced Fund. The Trustees considered an analysis of the advisory fee and total expense ratio of the Balanced Fund, and a comparison of that fee data with that of other comparable funds. The Trustees concluded that the fees provided in the Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      The Trustees reviewed information regarding the historical investment performance of the Balanced Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of a broad-based market index.

      Based upon their review, the Board of Trustees of the Trust concluded that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Balanced Fund's shareholders.

      The Trustees reviewed materials relating to, and considered and evaluated the financial condition of the Subadviser as of June 30, 2004, the Subadviser's personnel and investment and administrative services provided, and the nature and quality of the services provided by the Subadviser. The Trustees also reviewed the Form ADV of the Subadviser, and considered Winslow's experience in providing investment advisory services to registered investment companies.

      The Trustees considered the profitability and fall-out benefits of the Subadvisory Agreement to the Subadviser from its arrangement with the Balanced Fund. They reviewed the soft dollar arrangements in place with respect to the Balanced Fund's brokerage transactions as well as the commissions paid an affiliate of Winslow for executing trades for the Balanced Fund and considered how such arrangements benefited Winslow.

      The Trustees considered an analysis of the advisory fee and total expense ratio of the Balanced Fund, and a comparison of that fee data with that of other comparable funds. The Trustees concluded that the fees provided in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      The Trustees reviewed information regarding the historical investment performance of the Balanced Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of a broad-based market index.

      Based upon their review, the Board of Trustees of the Trust concluded that the terms of Subadvisory Agreement were fair and reasonable and in the best interests of the Balanced Fund's shareholders.


                        APPROVAL OF MANAGEMENT AGREEMENTS

At a meeting held on April 30, 2004, the Board of Trustees of the Index Portfolio considered the continuation of the Management Agreement between the Index Portfolio and Domini (the "Management Agreement") and the Submanagement Agreement between Domini and SSgA (the "Submanagement Agreement") for another year.

      In connection with the meeting, the Board of Trustees was provided with detailed information about the services of Domini and SSgA in the meeting materials. Among other things, these materials included information about the management and/or administrative services that Domini and SSgA provide to the Index Portfolio, information about the organizational structure and compliance programs of Domini and SSgA, information about staff diversity, employee benefits, community involvement, and the charitable giving programs of Domini and SSgA, information about the performance of the Index Portfolio in comparison with a relevant benchmark and peer group, information about the fees paid to Domini and SSgA, and the overall expense ratio of the Index Portfolio, information about fee waivers and economies of scales with respect to fee levels, and Domini's profitability analysis and comparative fee information.

      The Disinterested Trustees of the Index Portfolio and their independent legal counsel met privately to review the materials provided to the Trustees by Domini and SSgA. The Disinterested Trustees reviewed and discussed the information provided with respect to the Index Portfolio's investment performance, advisory fee and overall expense ratio, Domini's profitability, and the other factors reflected in legal memoranda provided to the Trustees.

      The Disinterested Trustees first considered the nature and quality of the services provided by Domini to the Index Portfolio. The Disinterested Trustees reviewed Domini's resources, compliance programs, and personnel, as well as the long-term performance of the Index Portfolio. The Disinterested Trustees noted that the tracking error of the Index Portfolio as compared to the Domini 400 Social IndexSM was low.

      The Disinterested Trustees then considered the advisory fees and other amounts paid to Domini by the Index Portfolio and the overall expense ratio of the Index Portfolio. The Disinterested Trustees considered that the advisory fees charged by Domini were reasonable as compared to the usual and customary charges made by others for services of the same nature and quality. The Disinterested Trustees also considered the fees charged by Domini for similar services provided to institutional accounts. The Disinterested Trustees reviewed the Index Portfolio's overall expense ratio as compared to the relevant peer group. The Disinterested Trustees also considered that Domini was waiving amounts to be received by the Index Portfolio so that the overall expense ratio of the Index Portfolio did not exceed a certain level.

      The Disinterested Trustees also considered Domini's profitability in providing investment advisory and other services to the Index Portfolio. The Disinterested Trustees reviewed Domini's methodology for computing its profitability with respect to the services provided to the Index Portfolio and determined that the methodology appeared to be reasonable. The Disinterested Trustees also considered the subadvisory fee charged by SSgA and determined that Domini was not making an unreasonable profit after payment of the subadvisory fee. The Disinterested Trustees determined that Domini's profitability with respect to services provided to the Index Portfolio did not appear to be excessive.

      The Disinterested Trustees considered the continuance of the Submanagement Agreement between Domini and SSgA in their meeting with independent legal counsel prior to the Board of Trustees meeting. The Disinterested Trustees reviewed the materials provided by SSgA and considered the nature, quality, and extent of the investment subadvisory services provided by SSgA to the Index Portfolio. With respect to the nature and quality of the services, the Disinterested Trustees reviewed the Index Portfolio's tracking error as compared to the Domini 400 Social IndexSM. The Disinterested Trustees compared that tracking error to the SSgA's tracking error for other passively managed accounts. The Disinterested Trustees reviewed the fees paid to SSgA under the Submanagement Agreement and determined that the fees were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      Based upon their review, the Trustees concluded that each of the Management Agreement and Submanagement Agreement was reasonable, fair, and in the best interests of the Index Portfolio and its investors.


                                  BALANCED FUND

      INVESTMENT ADVISER. Under an Investment Advisory Agreement dated as of August 13, 1991 as amended and restated on March 29, 1999 and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement, the Trust's environmental criteria.

     The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust's Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

     The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

      Under the Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Adviser.

      Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. The Massachusetts Public Interest Research Group (MASSPIRG) owns approximately 46% of Paradigm Partners.

     As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.75% of the average daily net assets of the Balanced Fund, computed and accrued daily. For the fiscal years ended July 31, 2002, 2003 and 2004, the Balanced Fund incurred advisory fees aggregating, $395,736, $289,361 and $483,816, respectively.


     INVESTMENT SUBADVISER. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund with Winslow dated as of April 1, 1999. It is Winslow's responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Adviser and subject to the general direction of the Adviser. Winslow is a wholly owned subsidiary of Adams Harkness Asset Management, Inc. ("AHAM"), a registered investment adviser. Winslow manages equity and debt investments in environmental and environmentally responsible companies for its clients. Winslow has been a wholly owned subsidiary of AHAM since August 1, 2004. Winslow was a separate operating division of Adams, Harkness & Hill, Inc. ("AHH") from April 1, 1999 to July 31, 2004 and formerly was a separate operating division of Eaton Vance Management. As of September 30, 2004, Winslow had $187 million in assets under management.


     The Subadvisory Agreement provides that it will continue indefinitely if its continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of the Subadviser, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of the termination of the Advisory Agreement or in the event of its assignment. In addition, the Subadvisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Subadviser and by the Subadviser upon 180 days' prior written notice to the Trust.

     The Subadvisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Subadvisory Agreement on the part of the Subadviser, the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding of sale of any security. The Subadvisory Agreement also provides that the services of the Subadviser are not deemed exclusive and that the Subadviser may render similar services to others.

     For its services, Green Century Capital has agreed to pay Winslow a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"), such fee shall be accrued daily and payable at the end of each quarter, and subject to the following adjustment: for each calendar quarter commencing one year after Winslow begins rendering services hereunder, the Base Fee shall be adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 of Regulation C promulgated under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") is greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter shall be increased by an amount which is the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeds the Index Total Return plus 2%, then the Base Fee for such quarter shall be increased by an amount which is the product of ..05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return is less than the Index Total Return minus 1%, then the Base Fee for such quarter shall be decreased by an amount which is the product of .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return is less than the Index Total Return minus 2%, then the Base Fee for such quarter shall be reduced by an amount which is the product of .05% multiplied by the average daily net assets for such year.

     For Example:

If, on an annual basis, the Balanced Fund's
Total Return differs from the Index Total       Then the Adviser will
Return by:                                      pay Winslow an annual fee of:

     positive 2.00% or more                           0.60%
     positive 1.00% to positive 1.99%                 0.50%
     negative 0.99% to positive 0.99%                 0.40%
     negative 1.00% to negative 1.99%                 0.30%
     negative 2.00% or more                           0.20%

     The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark.

     For the fiscal years ended July 31, 2002, 2003 and 2004, the Advisor paid Winslow advisory fees aggregating $116,390, $119,183 and $372,573, respectively.


EQUITY FUND AND INDEX PORTFOLIO

    INVESTMENT ADVISER. The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio. The Index Portfolio has retained the services of Domini as manager and SSgA as submanager for the Index Portfolio.

     INVESTMENT MANAGER. Pursuant to a Management agreement dated and effective as of October 22, 1997 (the "Management Agreement") between the Index Portfolio and Domini, Domini provides investment supervisory and administrative services to the Index Portfolio. The services provided by Domini consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio.

     The Management Agreement will continue in effect if its continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of Domini at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Management Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by Domini, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement shall automatically terminate in the event of its assignment.

     Pursuant to the Management Agreement, Domini shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Management Agreement further provides that the services of Domini to the Index Portfolio are not deemed to be exclusive, Domini being free to render investment advisory, administrative and/or other services to others.

     For its services under the Management Agreement, Domini receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets. For the fiscal years ended July 31, 2002, 2003 and 2004, Domini received management fees of $2,890,322, $2,383,240 and $2,951,753, respectively.

      Domini is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The names of the members of Domini and their relationship to the Index Portfolio, if any, are as follows: Amy L. Domini, Chair of the Board and President of the Index Portfolio, is the Manager, President and Chief Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Index Portfolio and Chief Investment Officer of Domini; James E. Brooks; Domini Holdings LLC; and Committed Capital, LLC.

      "Domini 400 Social Index(SM)" is a service mark of KLD, which is licensed to Domini with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index, but is not the manager of the Portfolio. Pursuant to agreements among KLD, Domini, Ms. Domini and the Index Portfolio, the Index Portfolio may be required to discontinue the use of these service marks if (i) Domini ceases to be the Manager of the Index Portfolio, (ii) Ms. Domini withdraws or Domini withdraws her or its consent to the use of the word "Domini" or (iii) the license agreement between KLD and Domini is terminated.

      INVESTMENT SUBMANAGER. SSgA manages the assets of the Index Portfolio pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Index Portfolio's investments and effecting securities transactions for the Index Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Index Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Index Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Index

Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

      SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

      The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Index Portfolio when authorized either by majority vote of the outstanding voting securities in the Index Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by Domini with the consent of the Trustees of the Index Portfolio and may be terminated by the Submanager on not less than 90 days' written notice to Domini and the Trustees of the Index Portfolio, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Index Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

      Under the Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

             0.02% of the first $1 billion of net assets managed
              0.01% of the next $1 billion of net assets managed
            0.0075% of net assets managed in excess of $2 billion


ADMINISTRATOR, SUBADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES
--------------------------------------------------------------------------------

ADMINISTRATOR. Pursuant to an Administrative Services Agreement dated April 7, 1995 between the Trust and Green Century Capital (the "Administration Agreement"), Green Century Capital, as the Trust's administrator (the "Administrator"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

     Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century Capital upholds the right of people to speak for the public interest and corporate responsibility.

     The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days' written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

      For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from $30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Equity Fund's average daily net assets.

     For the fiscal years ended July 31, 2002, 2003 and 2004, the Balanced Fund accrued administrative fees aggregating $734,438, $557,258 and $881,315, respectively. For the fiscal years ended July 31, 2002, 2003 and 2004, the Equity Fund accrued administrative service fees to the Administrator of the Trust aggregating $412,691, $344,387 and $408,012, respectively.

SUBADMINISTRATOR. Pursuant to a Subadministration Agreement dated July 7, 1997 (the "Subadministration Agreement"), between the Administrator and UMB Fund Services, Inc. ("UMBFS"), UMBFS provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration Agreement provides that it shall continue in effect for successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or both Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days' written notice.

     The Subadministration Agreement provides further that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration Agreement.

      Effective August 1, 2000, at average net assets of each Fund up to $125,000,000, UMBFS receives an annual base fee of $25,000 per Fund, as well as a fee based on each Fund's average net assets beginning at the annual rate of 0.11% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. At average net assets of each Fund greater than $125,000,000, UMBFS receives a fee based on each Fund's average net assets beginning at the annual rate of 0.13% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. UMBFS will no longer receive an annual base fee once each Fund's average net assets reach $125,000,000. For the fiscal years ended July 31, 2002, 2003 and 2004, the Administrator paid fees of, $81,382, $69,651 and $87,254, respectively, to UMBFS relating to services performed on behalf of the Balanced Fund. For the years ended July 31, 2002, 2003 and 2004, the Administrator paid fees of $67,525, $69,651 and $71,884, respectively, to UMBFS relating to services performed on behalf of the Equity Fund.

TRANSFER AGENT. Effective November 16, 1998, the Trust entered into a transfer agency agreement with Unified Fund Services, Inc. ("Unified") pursuant to which Unified acts as transfer agent for the Trust (the "Transfer Agent"). Unified maintains an account for each shareholder of each Fund, performs other transfer agency functions and acts as dividend disbursing agent for each Fund.

CUSTODIAN. Pursuant to a Custodian Agreement with each of the Trust and the Index Portfolio, Investors Bank & Trust Company ("IBT") acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Portfolio) and as the custodian of the Index Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Portfolio, respectively. Securities held by the Funds and the Index Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Portfolio nor does the Custodian decide which securities the Funds or the Index Portfolio will buy or sell. The Index Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Portfolio, as the case may be.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to UMB Distribution Services, LLC (the "Distributor"), as the distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses
(i) of compensating broker-dealers with trail or maintenance commissions and
(ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. For the fiscal year ended July 31, 2004, the Balanced Fund accrued distribution fees aggregating $161,272 (of which $63,537 was spent on advertising, $27,613 was spent on printing and mailing prospectuses to other than current shareholders and the remainder of which was spent on printing and distributing marketing materials.).

     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     The Distributor acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.

FINANCIAL INTERMEDIARIES

Green Century Capital may enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediary"). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4) transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; (5) provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives fees from Green Century Capital as agreed upon from time to time between Green Century Capital and such Financial Intermediary.

An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Green Century Funds through that Financial Intermediary. Subject to applicable law, the Funds will be deemed to have received the purchase or redemption order for Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order and such orders will be priced at each Fund's net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary.

Note however that if shares are redeemed within 60 days of purchase, or acquisition through exchange, a redemption fee equal to 2% of the net asset value of the shares redeemed will be charged. The fee is charged for the benefit of remaining shareholders and will be paid to a Fund to help offset transaction costs a Fund may incur due to excess short-term trading in a Fund. To calculate redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of the redemption will be compared with the earliest purchase date shares were acquired for the account. The Funds reserve the right to modify the terms of, or terminate, the fee at any time.

Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of Fund shares. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of Fund shares.

NET ASSET VALUE; REDEMPTION IN KIND
--------------------------------------------------------------------------------
     The net asset value ("NAV") of each Fund's shares is determined each day the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except in an emergency and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of NAV of shares of the Fund is made once during each such day as of the close of regular trading of the NYSE (usually 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of each Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Valuation Procedures: Balanced Fund--The investments held by the Green Century Balanced Fund are valued as per the procedures set forth below:
   o Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price as of the close of trading of the NYSE. Securities listed on national securities exchanges other than NASDAQ for which last sale prices are not available are valued at the mean between the closing bid and closing asked prices.
   o NASDAQ National Market(R) and Small CapSM securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security will be valued at the last sale price or, if there have been no sales that day, at the mean between the current bid and ask price.
   o OTC Bulletin Board securities are valued at the last reported trade prices in accordance with NASDAQ procedures or, if there is no sale of such a security on that day, at the mean between the current bid and current ask price.
   o Unlisted securities are valued at the last sale price or, when last sale prices are not available, at the last quoted bid price.
   o Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities.
   o Short-term obligations maturing in 60 days or less are valued at amortized cost.
   o All other securities not listed above and all securities for which current market quotations are not readily available are valued at "fair value" as determined in good faith under the guidelines that have been established by the Board of Trustees of the Green Century Funds.

     Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act with respect to the Balanced Fund, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

     Valuation Procedures: Equity Fund and Index Portfolio--The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its NAV per share. The NAV of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities.

     Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NOCP. If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

     Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Index Portfolio's Manager or the Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees of the Index Portfolio or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

     Short-term obligations with remaining maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Amortized cost involves valuing an instrument at its original cost to the Index Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Portfolio securities held by the Index Portfolio (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.

     A determination of value used in calculating NAV must be a fair value determination made in good faith utilizing procedures approved by the Index Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Index Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Interest income on short-term obligations held by the Index Portfolio is determined on the basis of interest accrued less amortization of the premium.

PERFORMANCE ADVERTISING
--------------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

The Balanced Fund and the Equity Fund may advertise "average annual total return" (before taxes) over various periods of time. Average annual total return is a measure of a fund's performance over time. It is determined by taking a fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with the following standardized method prescribed by SEC rules:

      P(1+T)n        =     ERV

      Where:  P      =     a hypothetical initial investment of $1,000
              T      =     average annual total return
              n      =     number of years
              ERV    =     Ending  Redeemable  Value of a hypothetical  $1,000
                           investment made at the beginning of the 1, 5 or 10
                           year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or fractional portions thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the initial investment at the end of the measuring period. The Funds' performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Funds' returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. In computing average annual total return (before taxes) figures, all Fund expenses are included. However, additional fees that may be charged by a dealer or other financial services firm are not included. Any such fees would reduce the returns described in the section.

     Total rate of return and yield information with respect to the Social Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Social Index weighted in accordance with the weightings of the stocks comprising the Social Index. Performance information with respect to the Social Index will not take into account brokerage commissions and other transaction costs that the Index Portfolio incurs.

      For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase-outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates used on distributions correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions and for qualified dividend income distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) and the appropriate character in accordance with federal tax laws in effect on the redemption date and separately tracked the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from any capital losses resulting from the redemption is added to the ending redeemable value. The tax benefit from capital losses is determined by assuming that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Funds through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total rate of return should not be considered a representation of the total rate of return of the respective Fund or the Index Portfolio in the future since the total rate of return is not fixed. Actual total rates of return will depend on changes in the market value of, and dividends and interest received from, the investments held by the Funds or Index Portfolio and expenses of the Funds and the Index Portfolio during the period. Performance is historical and will fluctuate. An investor's shares when redeemed may be worth more or less than their original cost.

     Total rate of return information may be useful for reviewing the performance of a Fund or the Index Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.


                        AFTER-TAX AVERAGE ANNUAL RETURNS

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

      P(1+T)n=ATVD

      Where:

      P =   a hypothetical initial investment of $1,000
      T =   average annual total
            return (after taxes on distributions)
      n =   number of years

   ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

      P(1+T)n=ATVDR

      Where:

      P =   a hypothetical investment of $1,000.
      T =   average annual total return (after taxes on distributions and redemptions).
      n =   number of years.
  ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10-year periods at the end of the one, five or ten-year periods after taxes on Fund

CURRENT YIELD

     The Funds may advertise their current yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[([(a-b)/(cd)]+1)6 -1]

     Where:
     a =    dividends and interest earned during the period.
     b =    expenses accrued for the period (net of reimbursements)
     c =    the average daily number of shares  outstanding  during the period that were entitled to receive dividends.
     d =    the  maximum  offering  price  per  share  on the  last day of the period.

     The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

INCOME TAXES
--------------------------------------------------------------------------------

     The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations.

TAXATION OF THE FUNDS

     Each Fund has elected to be, and intends to qualify to be treated each year as, a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as a Fund qualifies as a "regulated investment company" under the Code, that Fund will not be required to pay Massachusetts income or excise taxes.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such securities; and (b) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items, receivables, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies,) or of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed annually to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as dividend income to the shareholders. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income".

TAXATION OF SHAREHOLDERS

     Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as discussed below, dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income". If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", a Fund may designate, and a Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income". "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations", which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions in respect of stock of a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies", "foreign personal holding companies" and "foreign investment companies" are not "qualified foreign corporations". If a Fund receives dividend income from U.S. corporations, a portion of the Fund's dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains, whether made in cash or in additional shares, may receive favorable tax treatment without regard to the length of time the shareholders have held their shares.

     Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

     Any Fund distribution will have the effect of reducing the per share net asset value of the Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Disposition of Shares-- In General, any gain or loss realized on the disposition of Fund shares by a shareholder who holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     U.S. Taxation of Non-U.S. Persons -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts over-withheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     Backup Withholding -- Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     Foreign Income Taxation of Non-U.S. Persons -- Distributions received from the Funds by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

     State and Local Income Taxes: U.S. Government Securities -- Dividends that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Balanced Fund intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     Foreign Income Taxes -- Investment income and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds or the Index Portfolio to a reduced rate of tax or an exemption from tax on such income; the Funds and the Index Portfolio intend to qualify for treaty reduced rates where available. It is not possible, however, to determine the Funds' effective rate of foreign tax in advance, since the amount of the Funds' assets to be invested within various countries is not known.

      Foreign Investments -- Special tax considerations apply with respect to foreign investments. Foreign exchange gains and losses may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investments in certain "passive foreign investment companies" may be limited in order to avoid a tax. A Fund or the Index Portfolio may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the applicable Fund or the Index Portfolio to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund or the Index Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

      Certain Specific Investments -- Any investment in zero coupon bonds, certain stripped securities, and certain other securities purchased at a market discount will cause the Balanced Fund or the Index Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Funds, the Balanced Fund or the Index Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Any investment by the Balanced Fund in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Balanced Fund has state or local governments or other tax-exempt organizations as shareholders.

     Options, Futures Contracts, and Forward Contracts --The Balanced Fund's (and, where applicable, the Index Portfolio's) transactions in options, futures contracts, forward contracts and certain related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions that substantially diminish risk of loss with respect to other positions in the applicable portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of losses, adjustments in the holding periods of securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Balanced Fund's and Index Portfolio's activities in options, futures contracts, and forward contracts may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
--------------------------------------------------------------------------------
     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in fundamental investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated
(i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Index Portfolio is organized as a trust under the laws of the State of New York. The Equity Fund and other entities investing in the Index Portfolio (e.g., other investment companies and common and commingled trust funds) are each liable for all obligations of the Index Portfolio. However, the risk of the Equity Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Index Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Equity Fund nor its shareholders will be adversely affected by reason of the Equity Fund's investing in the Index Portfolio.

     Each investor in the Index Portfolio, including the Equity Fund, may add to or reduce its investment in the Index Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Index Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Portfolio by all investors in the Index Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Portfolio as of the close of business on the following Fund Business Day.

     The Trustees of Green Century have adopted the following policy with respect to voting shares of the Index Portfolio held by the Equity Fund:
Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio. Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Portfolio, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Portfolio meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

                                  BALANCED FUND

     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Subadviser and who is appointed and supervised by its senior officers. The Board of Trustees reviews changes in the Fund's investments. The Fund's portfolio manager may serve other clients of the Subadviser in a similar capacity.

     The Subadviser makes decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

     The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with various broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities that the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser may receive Research Services from some broker-dealer firms with which the Subadviser places the Fund transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts that pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Balanced Fund is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.

     Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

       For the fiscal years ended July 31, 2002, 2003 and 2004, the Balanced Fund paid brokerage commissions aggregating $265,738, $284,908 and $301,040, respectively.

      To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

     For the fiscal years ended July 31, 2002, 2003 and 2004, respectively, the Balanced Fund paid $247,988, $178,673 and $178,288, respectively to Adams, Harkness & Hill, Inc., an affiliate of Winslow. Winslow is the Subadviser to the Green Century Balanced Fund. For the fiscal year ended July 31, 2004, this amount represented 59.2% of the Fund's aggregate brokerage commissions, and 65.6% of the aggregate dollar amount of the Fund's transactions involving the payment of commissions.

     The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rates for the Balanced Fund for the fiscal years ended July 31, 2002, 2003 and 2004 were 70%, 94%, and 81%, respectively.

                         EQUITY FUND AND INDEX PORTFOLIO

     Specific decisions to purchase or sell securities for the Index Portfolio are made by portfolio managers who are employees of SSgA and who are appointed and supervised by its senior officers. The portfolio managers of the Index Portfolio may serve other clients of SSgA in a similar capacity.

     Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 2002, 2003 and 2004 were 13%, 8% and 8%, respectively.

     The Index Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. SSgA attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Portfolio and other clients of SSgA on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), SSgA normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.


     Domini requires SSgA to provide a quarterly certification that it has not entered into any so-called "soft dollar" arrangements. "Soft dollar" arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund's manager. For the fiscal years ended July 31, 2002, 2003 and 2004, the Index Portfolio paid brokerage commissions of $148,244, $154,136 and $129,543, respectively. For the fiscal years ended July 31, 2002, 2003 and 2004 the Equity Fund paid no brokerage commissions.


      No Portfolio transactions may be executed with the Manager or the Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

      For the fiscal years ended July 31, 2002 and 2004, the Index Portfolio did not pay any brokerage commissions to State Street Global Markets, LLC, an affiliate of the Submanager. The Index Portfolio paid $585 in brokerage commission to State Street Global Markets, LLC during its fiscal year ended July 31, 2003.

     In certain instances there may be securities that are suitable for the Index Portfolio as well as for one or more of SSgA's or Domini's other clients. Investment decisions for the Index Portfolio and for SSgA's or Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Portfolio is concerned. However, it is believed that the ability of the Index Portfolio to participate in volume transactions will produce better executions for the Index Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------

     The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds' Portfolio Holdings is provided in Appendix C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


     KPMG LLP is the independent registered public accounting firm of the Balanced Fund, the Equity Fund and the Index Portfolio, providing audit services and review of filings with the SEC. The financial statements of the Funds and the financial statements of the Index Portfolio have been incorporated by reference in reliance upon the reports of KPMG LLP


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Funds and the Index Portfolio as of July 31, 2004, filed as part of each Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated by reference from such report. Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN or visiting the Funds' web site at www.greeencentury.com.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS1
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     -      Leading market positions in well established industries.
     -      High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack an S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                               *   *   *   *   *

NOTES:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings that would be given to these securities on the date of the Fund's fiscal year end.

Bonds that are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX B-1 - GREEN CENTURY CAPITAL MANAGEMENT PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

INTRODUCTION

Green Century Capital Management, Inc. (Green Century), as the investment adviser, is responsible for voting the proxies for securities held by the Green Century Balanced Fund (the Balanced Fund) and for any other series of the Green Century Funds for which it serves as the adviser (the Funds and each a Fund). Green Century has performed this duty for the Balanced Fund since the inception of the Balanced Fund.

In considering each proxy vote, Green Century weighs first and foremost the best interests of the Funds and the best interests of the Funds' shareholders. Green Century's policy is to ensure that all the Funds' proxies are at all times voted in the best interest of the Funds and their shareholders. The Green Century Capital Management, Inc. Proxy Voting Policies and Procedures (the Policies and Procedures) that follow are designed to protect the best interests of the Funds and their shareholders. Green Century is guided by these policies in making proxy voting decisions.

These policies do not discuss every issue on which the Fund may be asked to vote, and there may be occasions when Green Century believes that a vote that does not adhere strictly to these policies is in the best interests of the Fund and the Fund's shareholders. In these cases, Green Century will vote the Fund's shares in accordance with its view of the best interests of the Fund's shareholders.

CONFLICT OF INTEREST POLICIES AND PROCEDURES

Where voting on a particular issue on behalf of the Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century's proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century's proposed vote on the proxy issue in question. In following these procedures, Green Century's goal is to vote at all times in accordance with the best interests of the Fund and its shareholders.

ENVIRONMENTAL ISSUES

Green Century believes that environmental issues are the most critical issues facing our nation and our world in the twenty-first century. Our focus is on the environment and the role that we can play to protect it. Green Century will, on behalf of the Fund, vote proxies in favor of resolutions designed to address and resolve environmental problems. In addition to voting the Fund's proxies in support of environmental protection, Green Century conducts shareholder advocacy campaigns to promote corporate environmental responsibility.

Below are the primary environmental issues that are frequently raised in shareholder resolutions and a discussion of how Green Century will vote on these issues on behalf of the Fund.

ENERGY AND NATURAL RESOURCE CONSERVATION

America's prosperity has resulted largely from the extraordinary abundance of water, wood, oil, and other natural resources our country enjoys. But the enormous environmental cost of extracting and consuming these resources can be measured in scarred landscapes, brown clouds and overflowing garbage dumps. Our breakneck rate of consumption has earned us the moniker "the throwaway society;" it has also led experts to predict a day of reckoning in the foreseeable future, when demand outstrips the supply of many of our natural resources.

Green Century advocates for the sustainable use of our natural resources. We call for the development of clean, renewable energy. We support conservation and efficiency, reuse and recycling, and other policies to ensure quality of life not just for ourselves, but for generations to come.

Green Century will encourage the conservation of our natural resources by voting the Fund's proxies as described below. When given the opportunity to vote on other conservation issues, Green Century will choose to vote in whatever way supports resource conservation.

Climate Change: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the environmental and financial risks of climate change, as well as resolutions requesting that a company take action to reduce its impact on the global climate.

Renewable Energy and Energy Efficiency: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging a company to increase its investments in renewable energy and energy efficiency.

Product Responsibility: Shareholders have asked companies to take responsibility for the environmental impact of their products throughout their lifecycle, including reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote the Fund's proxies to SUPPORT resolutions in these areas.

Use of Recycled Materials: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a greater use of recycled content in a company's products, and the greater use of recycled paper overall.

PUBLIC HEALTH

Clean air, clean water and safe food are the most basic necessities of a healthy life. Yet, from "The Jungle" of Upton Sinclair to Love Canal, corporations and the government have a long track record of gambling with the public's health.

Green Century supports action to protect the public from threats to the purity of our air, water and food, including the elimination of dangerous chemicals and practices and the cleanup of areas that have been contaminated with dangerous pollutants. Green Century also pressures industry to find safer ways of doing business in order to prevent future pollution.

Green Century will promote public health protections by voting the Fund's proxies as described below. When given the opportunity to vote on other public health issues, Green Century will vote to support public health protections.

Toxics: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to reduce the use of toxic chemicals in its products.

Toxic Waste Sites: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage a company to report on areas that it has contaminated with toxic waste, including Superfund sites and brownfields, and to take responsibility for cleaning up those sites.

PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of mercury in consumer and medical products.

Genetically Engineered (GE) Foods: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on and reduce its use of GE ingredients, as well as resolutions asking for the labeling of such foods.

Environmental Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the company's programs or activities regarding the environment.

Genetically Engineered (GE) Foods: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on and reduce its use of GE ingredients, as well as resolutions asking for the labeling of such foods.

PRESERVATION ISSUES

The natural environment is the ecological bedrock on which all life depends. Yet from the extinction of species to the vanishing wilderness, the pursuit of short-term gain has come at a terrible cost to our natural heritage. Green Century supports the preservation of our environment - for its own sake, for its ecological value, and for the inspiration and wonder it provides for the world's people. Green Century supports the protection of natural ecosystems, large and small, around the world, as well as the endangered and threatened species that need them to survive.

Green Century will help to preserve our environment by voting the Fund's proxies as described below. When given the opportunity to vote on other preservation issues, Green Century will choose to vote in whatever way supports the preservation of our wilderness and public lands.

Arctic National Wildlife Refuge and other wilderness areas: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company not to conduct destructive operations, such as oil drilling or mining, in these areas.

Ancient Forests: Green Century will vote the Fund's proxies to SUPPORT resolutions that promote the elimination of sales of wood from ancient forests.

Sprawl and Open Space: Green Century will vote the Fund's proxies to SUPPORT resolutions that demand that a company not unnecessarily destroy or develop open spaces and wilderness areas.

PRODUCT RESPONSIBILITY

Shareholders have asked companies to take responsibility for the environmental impact of their products throughout their lifecycle, including reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote the Fund's proxies to support resolutions in these areas.
PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote the Fund's proxies to support resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote the Fund's proxies to SUPPORT resolutions that seek the elimination of the use of mercury in consumer and medical products.

Use of Recycled Materials: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage the greater use of recycled content in a company's products, and the greater use of recycled paper overall.

CERES Principles: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to adopt the CERES Principles.

TOBACCO ISSUES

The tobacco industry has created an environmental and public health disaster. Almost 5 million people die each year from tobacco-related illnesses. Green Century believes that the industry must take responsibility for the production, marketing, and distribution of its products so that consumers, especially children and non-smokers, are not harmed.

Green Century will help to bring about this change by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports responsible tobacco industry policies.

Green Century will, on behalf of the Fund, SUPPORT resolutions which aim to limit or eliminate tobacco sales, use and advertising.

Sales to Minors: Green Century will vote the Fund's proxies to SUPPORT resolutions that call on retailers to stop selling cigarettes and resolutions that ask retailers to ensure that they are not selling tobacco products to minors.

Smoke-Free Policies: Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage restaurants and other businesses to adopt smoke-free policies.

Tobacco Advertising: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that media companies report on the effects of tobacco advertising and that encourage restrictions on such advertising.


CORPORATE GOVERNANCE ISSUES

The name Enron has become synonymous with poor corporate governance. But the problems that brought down Enron are much broader and deeper than the scandals that have plagued all too many of this country's largest companies in recent years. When corporations are not controlled by a strong system of democratic corporate governance, they are then able to ignore the best interests of their shareholders. This betrayal of shareholders' best interests harms not only the shareholders but also other stakeholders such as the company's employees, the general public, and the environment.

Green Century believes that a strong system of democratic corporate governance is necessary to protect investors and other stakeholders from corporate mismanagement and malfeasance.

Green Century will help to bring about needed reforms by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports more democratic corporate governance policies.

GENERAL

Management Compensation and Environmental and Social Performance: Green Century will vote the Fund's proxies to SUPPORT resolutions that request reports on the link between executive compensation and a company's record on environmental and social issues.

Director and Executive Compensation: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on director and executive compensation, as well as resolutions that would require policies to restrict compensation to reasonable levels.

Auditor Independence: Green Century believes that auditors who provide non-audit services, other than tax services, to a company could have a conflict of interest. Therefore, Green Century will vote the Fund's proxies to SUPPORT the re-appointment of a company's auditor only if the auditor did not receive any non-audit fees, excluding tax preparation fees, from the company in the previous year. Also, Green Century will vote the Fund's proxies to SUPPORT resolutions that encourage companies to have only audit-related services and tax services provided by the company's auditor.

In-Person Annual Meetings: Some companies have lobbied for the right to replace in-person annual meetings with meetings held via the Internet. Green Century believes that this practice would limit shareholder democracy; thus, Green Century will vote the Fund's proxies to SUPPORT resolutions asking companies to commit to continuing to hold in-person annual meetings.

Political Contributions: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging a company to cease contributing to political parties or partisan activities.

BOARDS OF DIRECTORS

Green Century will, on behalf of the Fund, support resolutions designed to enhance the independence and diversity of boards of directors and, where possible, to encourage concern for corporate environmental responsibility among the members of a board of directors.

Candidates for Director: Green Century will vote the Fund's proxies to SUPPORT only those candidates who, to the best of Green Century's knowledge, have a demonstrated commitment to the environment. Green Century will, on behalf of the Fund, OPPOSE all other candidates.

Staggered or Classified Boards: Some companies stagger the terms of their directors; thus, all directors are not up for election each year. Green Century believes this practice limits opportunities for shareholder democracy; thus Green Century will vote the Fund's proxies to SUPPORT resolutions that would eliminate staggered boards.

Cumulative Voting: This practice allows shareholders to cast all of their director votes for one candidate. Green Century believes cumulative voting aids in the election of truly independent directors to a company's board. Thus, Green Century will vote the Fund's proxies to SUPPORT resolutions to allow cumulative voting.

Independent Boards: Green Century will vote the Fund's proxies to SUPPORT resolutions that require a majority or more of a company's directors be independent of the company.

Independence of Committees: Green Century will vote the Fund's proxies to SUPPORT resolutions that require that audit, compensation, and nominating committees of directors be filled exclusively with independent directors.

Diversity of Board: Green Century will vote the Fund's proxies to SUPPORT resolutions encouraging companies to adopt policies to promote a diverse slate of board of directors' candidates.

CORPORATE STRUCTURE

Green Century will, on behalf of the Fund, support resolutions designed to encourage corporate responsibility and democracy.

Employee Stock Ownership Plans (ESOP's): Green Century will vote the Fund's proxies to SUPPORT resolutions to create and maintain these plans as a means of fostering employee ownership.

Stock Option Plans: Green Century will vote the Fund's proxies to SUPPORT stock option plans only if at least 90% of the options granted under the plan are granted to non-executive level employees.

Stock Issuance: Green Century will vote the Fund's proxies to SUPPORT the issuance of stock of a company unless Green Century has reason to believe that the company's investment banker has a conflict of interest or the issuance is designed to thwart a takeover bid.

COMMUNITY REPORTING AND DISCLOSURE OF INFORMATION ISSUES

Public disclosure of information is fundamental to this country's financial system. Investors who are armed with accurate and complete information about a company can hold that company accountable for its performance. Unfortunately, all too often companies do not disclose significant risks that their business faces, especially when these risks concern environmental and social issues.

Green Century believes that investors and the general public are entitled to information relating to a company's performance in all areas, including environmental and social impacts of a company's operations. Green Century supports further regulatory action to require that public companies disclose risks relating to environmental and social issues.

Green Century will help to support greater disclosure by voting the Fund's proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote in whatever way supports disclosure of information.

Environmental Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose information on the company's programs or activities regarding the environment.

Standards of Conduct: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on and develop policies to regulate their conduct overseas, especially regarding their environmental impact.

Standards for Vendors: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on and develop policies to regulate the conduct of its vendors, suppliers, and contractors overseas, especially regarding their environmental impact.

Natural Resource Extraction in Developing Countries: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on the impact of natural resource development on the environment and on indigenous populations.

CERES Principles: Green Century will vote the Fund's proxies to SUPPORT resolutions asking a company to adopt the CERES Principles.

Fair Lending Practices: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on the potential results of adopting fair lending practices, including prohibitions on redlining and on predatory or discriminatory lending.

Excessive Drug Prices: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company report on policies that would ensure that consumers are charged a reasonable price for prescriptions medications.

Equal Employment and Affirmative Action Reports: Green Century will vote the Fund's proxies to SUPPORT resolutions that request a report on issues relating to equal employment opportunity and affirmative action programs.

Discrimination based on Sexual Orientation: Green Century will vote the Fund's proxies to SUPPORT resolutions that request that a company report on its reasons for not adopting policies to prohibit discrimination based on sexual orientation.

Pay Equity: Green Century will vote the Fund's proxies to SUPPORT resolutions requesting that a company disclose pay comparisons between its women and minority employees and other employees to ensure that all employees are fairly compensated.

MISCELLANEOUS ISSUES

Green Century will vote the Fund's proxies on a CASE-BY-CASE basis on any other issues that may arise for which a policy has not been specified.

CONFLICT OF INTEREST POLICIES AND PROCEDURES

Where voting on a particular issue on behalf of the Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century's proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century's proposed vote on the proxy issue in question. In following these procedures, Green Century's goal is to vote at all times in accordance with the best interests of the Fund and its shareholders.

PROXY VOTING PROCEDURES

Green Century has established procedures to ensure that its proxy votes on behalf of the Funds are based on the best available knowledge and careful consideration of the best interests of the Funds. Before voting a proxy, Green Century staff conducts a thorough review of the proxy materials, weighing the views of management and any opposing views that are presented. The Green Century staff then recommends a voting position on each issue in the proxy; in making recommendations, the Green Century staff is guided by the Policies and Procedures and strives to make each vote in accordance with them, unless such a vote would not be in the best interests of a Fund. A Green Century corporate officer reviews all recommendations, makes final determinations on a Fund's votes, and signs all voted proxy documents.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

As representatives of the Funds, each member of the Board of Trustees is entitled to request a copy, without charge, of the Policies and Procedures from Green Century at any time. Members of the Board of Trustees may do so by sending a written request to 29 Temple Place, Suite 200, Boston, MA 02111; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds' shareholders and others may obtain a description of Green Century Policies and Procedures without charge through any of the above-listed methods, as well as access this information at the Green Century Funds' website, www.greencentury.com. Green Century will mail a description of the Policies and

Procedures via first class mail no later than three business days following receipt of the request. Beginning with a Fund's Annual Report for the period ended July 31, 2003, all of each Fund's Semi-Annual and Annual Reports will include disclosure notifying shareholders that they may obtain Green Century Policies and Procedures through these methods. Also, the Policies and Procedures will be attached to each Fund's Statement of Additional Information effective November 2003 and thereafter.

DISCLOSURE OF PROXY VOTES

As representatives of the Funds, each member of the Board of Trustees is entitled to at any time request a copy, without charge, of a record of how Green Century voted proxies on behalf of a Fund. Members of the Board of Trustees may do so by sending a written request to 29 Temple Place, Suite 200, Boston, MA 02111; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds' shareholders and others may obtain a copy of a Fund's proxy voting record without charge through any of the above-listed methods, as well as access this information at the Green Century Funds' website, www.greencentury.com. Green Century will mail a copy of the proxy voting record via first class mail no later than three business days following receipt of the request. Green Century intends to post the information included in Form N-PX to the Green Century Funds' website on the same day that it files Form N-PX with the SEC. Beginning with a Fund's Annual Report for the period ended July 31, 2004, all Semi-Annual and Annual Reports of each Fund will include disclosure notifying shareholders that they may obtain a Fund's proxy voting record for the previous year through these methods. Also, each Fund's Statement of Additional Information effective from and after November 2004 will include this disclosure.

By August 31, 2004, and by each August 31 thereafter, Green Century will file Form N-PX on each Fund's behalf, disclosing information relating to any securities for which a Fund was entitled to vote during the one-year period ended the previous June 30; the initial report will cover the one-year period ended June 30, 2004. A Fund's Form N-PX will include information on the Fund's votes during the period covered, including the company's name, its ticker symbol, its CUSIP number, the meeting date, the issue voted on, whether the issue was proposed by management or a shareholder, whether the Fund voted, how the Fund voted, and whether the Fund voted with or against management.

RECORDKEEPING PROCEDURES

Green Century will keep and maintain the following records regarding its proxy voting on behalf of each Fund: Green Century's Policies and Procedures; proxy statements received regarding securities held by a Fund; records of votes Green Century cast on behalf of a Fund; records of requests from members of the Board of Trustees (and shareholders of the Funds) for the Policies and Procedures and/or proxy voting information and, in the case of requests for the proxy voting record, records of Green Century's response; and any documents created by Green Century that were material to making a proxy voting decision, or that document the basis for the decision. These records will be kept in Green Century's office. Green Century will keep these records in its office for at least two years after the end of the fiscal year in which the record was last revised or updated. Green Century has no current plans to move any of these records from its offices at any time.

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APENDIX B-2 - DOMINI SOCIAL INDEX PORTFOLIO PROXY VOTING POLICIES AND
PROCEDURES
--------------------------------------------------------------------------------

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                Adopted August 5, 2003, Amended April 14, 2004

These Proxy Voting Policies and Procedures have been adopted by each of the Domini Social Index Portfolio, the Domini Social Equity Fund, the Domini Institutional Social Equity Fund, and the Domini Social Bond Fund (collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds' shareholders, to whom the Funds owe a fiduciary duty. The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment adviser ("Domini" or the "Adviser"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Adviser's proxy voting duties to the Adviser. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (See "Conflicts of Interest" below).

The Domini Funds' Proxy Voting Guidelines

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed in cooperation with our social research providers at KLD Research & Analytics to ensure consistency with the social and environmental standards applied to our portfolio and our overall stock selection process. These Guidelines are subject to change without notice.

Introduction

As an investment adviser and mutual fund manager, we at Domini Social Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide-range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than ninety corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996. The Funds' Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds' inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisers to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING
Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporate enterprise depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors' objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE
ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS
Some corporations have lobbied to replace "face-to-face" annual meetings with "virtual meetings" broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. We will also WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

Auditors -- Shareholder Ratification

In the wake of numerous corporate scandals involving accounting improprieties, it is critically important that shareholders have the ability to ratify the auditor in order to determine whether the audit fees are appropriate, and whether conflicts of interest that might affect the quality of the audit appear to exist. With increased investor scrutiny of the fees paid to corporate auditors, some companies that had previously allowed shareholders to vote on the ratification of auditors decided to pull the item from their agenda. Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2003 or 2004, we will WITHHOLD our votes from members of the audit committee. We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

BOARD OF DIRECTORS -- CUMULATIVE VOTING
Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board or the slate does not include women or people of color, we will WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. New NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards by the earlier of their first annual meeting after January 15, 2004 or October 31, 2004. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

INDEPENDENT CHAIR
To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated and Independent. To be "independent," a director must have no connection to the company other than his or her board seat. ISS considers board members who have served for over ten years to still be independent, but will make note of independent and affiliated directors who have served on the board for over ten years.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will SUPPORT these resolutions.
BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP
Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.
BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS
In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests. We will SUPPORT these resolutions.

Board of Directors -- Open Access

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain `triggering events' to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least one percent of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- OVER-BOARDED DIRECTORS
To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will WITHHOLD our votes from directors that sit on more than six boards. We will WITHHOLD our votes from directors that sit on more than one additional board and also serve as Chief Executive Officer of another company. BOARD OF DIRECTORS -- REDUCE SIZE Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.
BOARD OF DIRECTORS -- STAGGERED TERMS
The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- RELATIVE COMPENSATION LEVELS

A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management. We will SUPPORT these resolutions.

MANAGEMENT AND DIRECTORS -- REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

   o Pension plans for outside directors (since they usually benefit from other plans)
   o  Gold or silver parachute plans triggered by a takeover
   o  Total compensation to outside directors exceeding $100,000 per year
   o Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

MANAGEMENT COMPENSATION -- DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations' stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- HEALTHCARE SYSTEMS AND INSURERS

Healthcare systems and insurers must balance their needs to generate profits against the quality of care they provide their customers. Shareholders have asked for a board level review of executive compensation practices that would lead to tying compensation to the quality of care and/or service given to patients. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

   o  Environmental issues
   o  Burma
   o  Improvements in healthcare quality
   o  Exporting U.S. jobs to low-wage countries
   o  Closing the wage gap in the U.S. between workers and top management
   o  Predatory lending
   o  Diversity issues
   o  Social issues generally

We will SUPPORT these resolutions.

EXECUTIVE COMPENSATION -- PENSION PLAN ACCOUNTING & FINANCIAL TRANSPARENCY

Some corporations use `pension credits', a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications and Qwest Communications International Inc. have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

MANAGEMENT COMPENSATION -- PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target pricegreater than the market price on the grant date. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

MANAGEMENT COMPENSATION -- STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports, and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MANAGEMENT COMPENSATION -- TIE CEO COMPENSATION TO SALARY OF LOWEST-PAID WORKER

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. Between 1982 and 2001 the average chief executive officer's pay increased from 42 times that of the lowest paid worker to 411 times (Business Week Online, May 6, 2002). Shareholders have asked that corporations establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers. We will support these resolutions.

In addition, shareholders have asked that corporations prepare a detailed statistical historical report on the salaries of the highest-paid executive and lowest-paid employee. We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for the Domini 400 Social IndexSM on exclusionary grounds (for example, we would oppose the acquisition of a holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

   o  The relative social and environmental performance of the two companies;
   o The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources;
   o Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce;
   o The acquiring company's plans for cultural integration of the two companies;
   o  The acquiring company's history of acquisitions;
   o Executive and board compensation packages tied to successful completion of the merger;
   o  Corporate governance changes as a result of the merger.

In certain industries, such as media, banking, agriculture and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decisionmaking.

Mergers and Acquisitions -- Impact of Merger

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

Re-incorporation

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to re-incorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE re-incorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will SUPPORT shareholder proposals to re-incorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote -- to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE
Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES
SUSTAINABILITY REPORTS
CONCERNED INVESTORS INCREASINGLY BELIEVE THAT THE LONG-TERM FINANCIAL HEALTH OF A CORPORATION IS TIED TO THE ECONOMIC SUSTAINABILITY OF ITS WORKERS AND THE COMMUNITIES IN WHICH THEY OPERATE, SOURCE, AND SELL THEIR PRODUCTS. CONSEQUENTLY, THESE INVESTORS HAVE SOUGHT TO ANALYZE CORPORATE FINANCIAL, SOCIAL, AND ENVIRONMENTAL PERFORMANCE, AND HAVE ASKED CORPORATIONS TO PREPARE SUSTAINABILITY REPORTS DETAILING THEIR FIRMS' RECORDS IN THESE AREAS. SOME SHAREHOLDERS HAVE REQUESTED THAT COMPANIES PREPARE SUCH REPORTS USING THE SUSTAINABILITY GUIDELINES ISSUED BY THE GLOBAL REPORTING INITIATIVE (GRI). WE WILL support RESOLUTIONS REQUESTING THESE REPORTS.
COMMUNITY
ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL PURCHASERS Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a Rebate a Kickback?", some estimate that these payments add up to approximately 10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.
ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS According to a May 2002 study by the National Institute for Health Care Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too" drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies' reputations and on consumers' access to needed treatments.

We will SUPPORT resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY
The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

   o  Outline the business case for their increasing distribution of pornography
   o  Review policies governing content decision-making for cable operations
   o Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities.

We will SUPPORT these resolutions.
CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

Coffee Crisis Report

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation. In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis. Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will SUPPORT these proposals.

Confidentiality of Personal Information

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted or subcontracted. We will SUPPORT these resolutions.

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CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

   o Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.
   o The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.
   o The development of policies to ensure that the firm does not securitize predatory loans.
   o Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)
   o The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.
   o The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.
INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS
Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will SUPPORT these resolutions.
LAND PROCUREMENT
Retail firms, particularly `big-box retailers' can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to:
   o  Prepare a report on the impact of its plans in culturally sensitive sites;
   o Develop policies that would ensure the preservation of communities cultural heritage and the natural environment;
   o  Consult with affected communities on development plans;
   o Maintain high ethical standards when working with governments and partners;
   o  Cease their operations on these sites once operations have begun.

We will SUPPORT these resolutions.

LOWER DRUG PRICES
Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.
OVER-THE-COUNTER (OTC) DERIVATIVES RISK
Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over the counter derivatives. We will SUPPORT these resolutions.
POLITICAL CONTRIBUTIONS & NONPARTISANSHIP
Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions.

We will also SUPPORT proposals advancing principles of corporate nonpartisanship, for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

Public Interest Obligations

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

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QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.
REDLINING
"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing" policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.
RIDE SAFETY
The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions. DIVERSITY
Note: See also "Board of Directors -- Diversity" in our Corporate Governance section.
EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT
All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

   o A chart identifying employees by sex, race, and the various job categories defined by the EEOC;
   o  A description of affirmative action policies and programs in place;
   o  The company's Form EEO-1 disclosure report;
   o A report on the percentage of hires during the previous year who were persons with disabilities;
   o A description of programs designed to increase the number of women and/or minority managers;
   o A description of programs designed to increase the number of persons employed with disabilities;
   o A description of how the company is working to eliminate "glass ceilings" for female and minority employees;
   o A report on any material litigation facing the company concerning diversity-related controversies;
   o A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and/or
   o A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

We will SUPPORT these resolutions.

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EQUALITY PRINCIPLES ON SEXUAL ORIENTATION
In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

   o Adopt written prohibitions against discrimination in employment based on sexual orientation;
   o Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace;
   o  Include sexual orientation issues in diversity training;
   o Grant spousal benefits to domestic partners, regardless of sexual orientation;
   o Refrain from using negative stereotypes of sexual orientation in advertising; and
   o Practice nondiscrimination in the sale of goods and services and the placement of advertisements.

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.
PAY EQUITY
Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will SUPPORT these resolutions.
ENVIRONMENT
ADOPT GLOBAL ANIMAL WELFARE STANDARDS
Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to:

   o Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;
   o  Set definitive goals and a means of measuring progress; and
   o Inform the public in an environmental report published in the format of a CERES Report.

Shareholders have submitted resolutions asking corporations to study the Principles or to endorse them. We will SUPPORT these resolutions.

CO2 AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have focused particular attention on electric utility, oil, manufacturing, and insurance companies. Some shareholders have asked electric utility companies for reports on policies, programs, and progress to date in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Others have asked oil, electric utility, and manufacturing companies to report on GHG emissions from their operations and products, and their progress towards reducing such emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1) disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

NO MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests. Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.
PHASE OUT MERCURY-CONTAINING DEVICES
Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called "phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.
POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests and to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

   o  Increasing water costs;

   o  Increasing competition for water supplies;
   o  Conflicts with local communities over water rights; and
   o Risk of disruption of water supplies and its impact on business operations.

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

USE OF PARABENS IN BEAUTY PRODUCTS

Parabens, used as preservatives in beauty products, have been identified as estrogenic chemicals. Estrogenic chemicals are those that mimic the action of estrogen, a hormone that has been shown to control the growth of breast cells. In addition, it has also been shown that exposure to external estrogens, those not naturally produced by the body, increase the risk of breast cancer. The National Research Council has determined that certain synthetic chemicals that mimic the function of estrogen are associated with adverse effects on the reproductive health of wildlife and other animals. There is substantial scientific evidence to suggest that increased exposure to substances that behave like estrogen in the body may elevate an individual's risk of developing cancer.

We will SUPPORT resolutions asking companies to report on the feasibility of removing, or substituting with safer alternatives, all parabens used in their products.
HUMAN RIGHTS
AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING COUNTRIES
As of December 2000, approximately 90% of the 36.1 million people living with HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese Freedom and Democracy Act) making it illegal to import goods and services from Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include:

   o Requests for comprehensive reports on corporate operations or investments in Burma;
   o Requests for reports on the costs -- both tangible and intangible -- to companies attributable to their being boycotted for doing business in Burma; and
   o  Demands that companies terminate all operations or investments in Burma.

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment. We will SUPPORT these resolutions.
CHINA -- PRISON LABOR
The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies do business overseas (see above). Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and freedom of association. Shareholders often ask companies to adhere to policies that conform to the International Labor Organization's Core Conventions and the United Nations Universal Declaration on Human Rights. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies for reports describing their vendor standards, focusing especially on the workers' right to organize, working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their vendor standards; and (2) reports on companies' efforts to assure that they are not doing business with contractors that use forced labor, child labor, or otherwise have abusive working conditions. We will SUPPORT these resolutions.

INDONESIA

Persistent reports indicate that textile and footwear factories in Indonesia subject their workers to exploitive techniques. Workers' protests have ended in the face of military force, and union members and organizers have been fired for their troubles. Shareholders have asked that companies adopt standards to guide their vendors' operations in Indonesia and use independent monitors to protect their vendors' workers. We will SUPPORT such resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability. Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

   o  Encouraging capital flight from less economically developed countries;
   o  Eroding human and natural resources;
   o  Encouraging the inefficient use of capital;
   o  Decreasing spending for health, education, and housing; and
   o  Undermining a country's long-term capacity to repay its debts.

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers -- paid a fraction of what U.S. workers would require to subsist -- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

   o Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact; and
   o Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria, Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles). We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates. U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights. We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE
COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses. Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE ON TELEVISION

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will SUPPORT these resolutions.

WORKPLACE VIOLENCE

According to the Bureau of Labor Statistics Census of Fatal Occupational Injuries, 15% of fatal work injuries were caused by homicide in 1999. The Bureau also reported that violent acts were the second leading cause of workplace fatalities among female workers in 1999, accounting for 33% of such fatalities. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.
TOBACCO
INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO
Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social Index/SM does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

   o Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading;
   o Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising;
   o  Assure that tobacco ads are not youth-friendly;
   o  Assess the financial impact of refusing to run tobacco ads;
   o Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising; and
   o Prepare reports that address the media's role in encouraging smoking, particularly among children.

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places. Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises' facilities be smoke-free. We will SUPPORT these resolutions.

II. DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES
These Procedures are designed to ensure that all proxies for which Domini Social Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties -- KLD Research & Analytics, Inc. ("KLD") and Social Investment Research Services ("SIRS"), a division of Institutional Shareholder Services, as described below. Domini retains oversight of the proxy voting function through an internal Proxy Voting Committee, chaired by Domini's General Counsel. Domini retains ultimate authority to set voting policies and to vote the proxies of the Domini Funds.
PROXY VOTING COMMITTEE

Primary responsibility for the proxy voting function at Domini rests with Domini's General Counsel ("GC"). An internal Proxy Voting Committee, chaired by the GC, has been established to exercise oversight of the proxy voting function. The Committee meets on an as-needed basis as issues arise, but at least quarterly. The Committee operates through a consensus decision-making process. The Committee's primary responsibilities include the following:

      o Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.(1) The Committee is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

      o Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, the Committee will receive and review reports from KLD and SIRS on an annual, and an as-needed basis.

      o Identify and address conflicts of interest where they arise (See "Conflicts of Interest", below)

      o Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a "case-by-case" analysis and KLD does not have sufficient guidance to resolve the issue, the Committee will meet to determine how to vote.

         In making these voting determinations, the Committee may draw upon a variety of materials including, for example, SIRS analyses, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

------------------
(1) DOMINI APPLIES ONE SET OF VOTING GUIDELINES TO ALL OF ITS CURRENT CLIENTS. WE ARE WILLING TO WORK WITH REASONABLE SPECIAL INSTRUCTIONS FROM CLIENTS, SUBJECT TO RESOURCE LIMITATIONS AND OVERALL CONSISTENCY WITH OUR INVESTMENT APPROACH.



      5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): The Committee is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini's website and on the SEC's website at www.sec.gov; (b) Domini's web page containing an ongoing record of all votes cast for the Domini Social Index Portfolio each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds' shareholder reports; (e) Where there have been material changes to the Policies or Procedures, the Committee will ensure that these changes are posted to the Domini website, and communicated to clients; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

      6. Recordkeeping: The Committee will keep the following records: (a) the Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies held by SIRS or electronic filings from the SEC's EDGAR filing system); (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

KLD Research & Analytics, Inc. ("KLD")

Domini has delegated day-to-day responsibility for the implementation of its Guidelines to its social research provider, KLD. KLD owns and maintains the Domini 400 Social IndexSM, the Index upon which the Domini Social Equity Fund(R) is based. KLD is responsible for reviewing SIRS voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS recommendation if it believes that the recommendation violates Domini's Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the Guidelines and the social screening policies applied to the Domini Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review by the Proxy Voting Committee.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation.

In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations whenever it votes against a board slate due to a lack of diversity and whenever it votes in support of a shareholder resolution to abolish a staggered board structure.

Social Investment Research Service (a division of Institutional Shareholder Services) ("SIRS")

SIRS, and the clients' custodian, monitors corporate events, makes voting recommendations to KLD based on Domini's Guidelines, and casts the votes for Domini's clients subject to KLD's approval. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page containing an ongoing record of all votes cast for the Domini Social Index Portfolio each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies.

CONFLICTS OF INTEREST
Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions where potential conflicts of interest do arise. For example, potential conflicts of interest may present themselves where:

   o A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding;
   o A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or
   o A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. For example:

   o The majority of our Guidelines are pre-determined, meaning that they outline an issue and specify a specific vote. With few exceptions, these policies are applied as drafted.
   o Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini's Proxy Voting Committee, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

   1. Before each meeting of the Committee, each participant identifies any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

   2. If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the decision-making process.

   3. Domini is a relatively small firm, and it is not possible to completely insulate the members of the Committee from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, the Committee will:

         a) Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, the Committee will seek guidance from the Domini Funds' independent trustees.(2)


         b) Where Domini is unable to pursue (a), above, or at the direction of the client, the Committee will delegate the decision to KLD, who will work with SIRS to cast the vote. Domini will take all necessary steps to insulate KLD and SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

         c) The Committee will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client's request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html.
                              --------------------------------

------------------------------
(2) In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

APPENDIX C - POLICIES AND PROCEDURES FOR THE DISCLOSURE OF THE GREEN CENTURY FUNDS' PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

This policy governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Green Century Funds (the Funds). The Funds and their administrator, Green Century Capital Management, Inc. (GCCM), have a fiduciary duty to inform the Funds' shareholders as well as prospective investors of the Funds' securities holdings in a timely manner while also preventing anyone, including arbitrageurs, from misusing this data to the detriment of the Funds and their shareholders. The goal of this policy is that information on the Funds' portfolio holdings be disclosed as widely as practicable and on a concurrent basis to shareholders and other interested persons and entities. Thus, the Funds and GCCM will not disclose the Funds' portfolio holdings in a selective manner, will not allow the Funds' service providers to disclose holdings in a selective manner and will not enter into any agreements to disclose holdings to any person or entity that are not widely available to the public. Neither the Funds, GCCM, nor any other party will accept any compensation or other consideration for the receipt of portfolio holdings data.

The Funds make the following holdings information available no earlier than the dates listed in the following schedule:

o Top ten holdings of each Fund as of calendar quarter end, with a minimum fifteen day delay following calendar quarter end.
o Full holdings of each Fund as of calendar quarter end, with a minimum thirty day delay following calendar quarter end.
o Full holdings of each Fund as of fiscal quarter end, with a sixty day delay following fiscal quarter end.

The Funds require the following procedures for the disclosure of the Funds' portfolio holdings:

o The Green Century Funds website (www.greencentury.com) lists each of the Funds' top ten holdings as of the end of each calendar quarter end, with a minimum fifteen day delay following calendar quarter end.
o The Funds' Annual Report for its fiscal year end July 31 and its Semi-Annual Report for its semi-annual period end January 31 are posted to the Funds' website, with a sixty day delay following the fiscal semi-annual period end. The Funds' Annual Report and Semi-Annual Report list all of each of the Funds' holdings as of the end of each Fund's semi-annual fiscal periods.
o Within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a prospectus and other material which includes a full listing of the Green Century Balanced Fund's holdings and a listing of the Green Century Equity Fund's investments by industry sector as of the end of each calendar quarter, with a minimum thirty day delay following calendar quarter end.
o Also within three business days of receipt of a request, GCCM mails to prospective investors and other inquirers a current Annual Report or Semi-Annual Report which includes a list of all of each of the Funds' holdings as of the end of each Fund's semi-annual fiscal periods, with a sixty day delay following the semi-annual fiscal period end.
o The Funds file Form N-CSR within sixty days of the close of each of the Funds' semi-annual fiscal period ends and file Form N-Q within sixty days of the close of each of the Funds' first and third fiscal quarter ends with the Securities and Exchange Commission (the SEC). The Form N-CSR and Form N-Q filings include a complete list of each of the Funds' portfolio holdings and are available to the public as of the date of the filing.
o The Funds' Annual Report and Semi-Annual Report are mailed to shareholders beginning within sixty days of the close of each semi-annual fiscal period. The Funds' Annual Report and Semi-Annual Report include a complete list of each of the Funds' portfolio holdings.
o The Funds' portfolio accountant services provider and custodian bank and the Funds' subadministrator electronically disseminate each of the Funds' full portfolio holdings to various mutual fund rating and information services companies as of each calendar quarter end with a thirty day delay. The mutual fund rating and information services companies include but are not limited to Morningstar, Lipper and Bloomberg.

The Funds require anyone who has access to information on the Funds' portfolio holdings in connection with the services they provide to the Funds to only disclose that information after the holdings have been made public as per the schedule described above. Those who have access to information on the Funds' portfolio holdings in connection with the services they provide to the Funds include: the Funds' trustees and officers; GCCM officers, directors, employees, consultants and volunteers; and employees and others associated with service providers to the Funds.

                                     PART C
                                     ------


                                OTHER INFORMATION


ITEM 23     EXHIBITS:

            a-1 Declaration of Trust. (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            a-2 First Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            a-3 Second Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(c) of Post-Effective No. 8 to Registrant's Registration Statement on Form N-1A)

            a-4 Third Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            b. By-Laws of the Trust. (Incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            c.    None.

            d-1 Investment Advisory Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            d-2 Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management, Inc. and Adams, Harkness & Hill, Inc. (Incorporated by reference to Exhibit d-2 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A)

            e-1 Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC. (Incorporated by reference to Exhibit

                  6(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

            e-2 Revised and Restated Schedule A to the Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC effective August 1, 2000. (Incorporated by reference to Exhibit e-2 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            e-3 Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC dated April 17, 2001. (Incorporated by reference to Exhibit e-3 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A)

            e-4 Distribution Agreement between the Registrant and UMB Distribution Services, LLC. (Incorporated by reference to Exhibit e-4 of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A)

            e-5   Form of Dealer Agreement.

            f.    None.

            g-1 Custodian Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            g-2 Delegation Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit g-2 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A)

            g-3 Amendment to Custodian Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit g-3 of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A)

            h-1 Transfer Agent Agreement between Registrant and Unified Fund Services, Inc. (Incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            h-2 Amended and Restated Administrative Services Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 9(a) of Post-Effective

                  Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            h-3 Sub-Administration Agreement between Green Century Capital Management, Inc. and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

            h-4 Revised and Restated Schedule A to the Sub-Administration Agreement between Green Century Capital Management, Inc. and Sunstone Financial Group, Inc. effective August 1, 2000. (Incorporated by reference to Exhibit h-4 of Post-Effective Amendment No. 15 to Registrant's
                  Registration Statement on Form N-1A)

            h-5 First Amendment to Administrative Services Agreement dated October 8, 2001. (Incorporated by reference to Exhibit h-5 of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A)

            h-6 Sub-Administrative Services Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-6 of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A)

            h-7 Amendment to Transfer Agent Agreement between Registrant and Unified Fund Services, Inc. dated October 1, 2003. (Incorporated by reference to Exhibit h-7 of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A)

            i. Opinion of Dana Bingham LLP counsel for Registrant (Incorporated by reference to Exhibit i of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            j.    Consent of Independent Registered Public Accounting Firm.

            k.    None.

            l. Investment representation letters of initial shareholder. (Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A)

            m. Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). (Incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

            n.    None.

            p-1 Code of Ethics for Green Century Capital Management. (Incorporated by reference to Exhibit p-1 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-2 Code of Ethics for Green Century Funds. (Incorporated by reference to Exhibit p-2 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-3 Code of Ethics for Domini Social Investments LLC and DSIL Investment Services LLC. (Incorporated by reference to Exhibit p-3 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-4 Code of Ethics for Domini Social Equity Fund, Domini Institutional Trust, Domini Social Index Portfolio. (Incorporated by reference to Exhibit No. p-4 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-5   Code of Ethics for SsgA Funds Management, Inc.
                  (Incorporated by reference to Exhibit No. p-6 of Post-Effective Amendment No. 16 to Registrant's
                  Registration Statement on Form N-1A)

            p-6 Amended Code of Ethics for Green Century Capital Management. (Incorporated by reference to Exhibit No. p-6 of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A)

            p-7   Amended Code of Ethics for Green Century Funds.
                  (Incorporated by reference to Exhibit p-7 of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A)

            p-8 Code of Ethics for Adams Harkness Asset Management, Inc. (Incorporated by reference to Exhibit p-8 of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A)
            q-1 Powers of Attorney with respect to the Domini Social Index Portfolio (Julia Elizabeth Harris, Kirsten S. Moy, Frederick C. Williamson, Sr., Gregory A. Ratliff, William
                  C. Osborn, Karen Paul and John J. Shields)

            q-2 Powers of Attorney with respect to The Green Century Funds (Douglas M. Husid, David J. Fine, Stephen Morgan, C. William Ryan, James H. Starr, Wendy Wendlandt, Douglas Phelps)


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.
-------   ------------------------------------------------------------

            Registrant neither controls any person nor is under common control with any other person.

ITEM 25.  INDEMNIFICATION.
--------  ----------------

            Reference is made to Article V of the Trust's Declaration of Trust, filed as Exhibit a-1 to this Registration Statement.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT
--------  -------------------------------------------------------------------
          SUBADVISER.
          -----------

      Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on September 15, 2004, and the Form ADV (File No. 801-11109) of Adams Harkness Asset Management. last filed with SEC on August 2, 2004. The information required by Item 26 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS.
--------  -----------------------

      (a) UMB Distribution Services, LLC currently serves as distributor of the shares of: The Marsico Investment Trust, Lend Lease Funds, UMB Scout Funds, Lotsoff Capital Management Equity Trust, Columbus Funds, Inc. and SPARX Funds Trust.

      (b) To the best of Registrant's knowledge, the executive officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:


NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH UMB  POSITIONS AND OFFICES
BUSINESS ADDRESS           DISTRIBUTION SERVICES, LLC.     WITH REGISTRANT
----------------           ---------------------------     ---------------

Peter J. Hammond           President                       None
803 West Michigan Street
Suite A
Milwaukee, WI 53233

Christine L. Mortensen     Treasurer                       None
803 West Michigan Street
Suite A
Milwaukee, WI  53233

Constance Dye Shannon      Secretary                       None
803 West Michigan Street
Suite A
Milwaukee, Wisconsin 53233



ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
--------  ---------------------------------

      All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's business office, except (1) records held and maintained by Investors Bank & Trust Company, 200 Clarendon St., Boston, MA, 02116, relating to its function as custodian; (2) records held and maintained by UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233, relating to its function as sub-administrator; (3) records held and maintained by UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, relating to its role as distributor; and (4) records held and maintained by Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, relating to its function as transfer agent.

ITEM 29.  MANAGEMENT SERVICES.
--------  --------------------

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.
--------  -------------

      (a) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

      (b) If the information called for by Item 5(a) of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 23rd day of November, 2004.

                                    GREEN CENTURY FUNDS



                                    By: /s/ Kristina A. Curtis
                                        ----------------------
                                        Treasurer


      Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 23, 2004.

Signature                             Title
---------                             -----


/s/Douglas M. Husid*                  President,  Chief Executive  Officer
--------------------                  and Trustee
Douglas M. Husid


/s/ Kristina A. Curtis                Treasurer, Principal Financial
----------------------                Officer and Principal Accounting
Kristina A. Curtis                    Officer


/s/David J. Fine*                     Trustee
-----------------
David J. Fine

Signature                             Title
---------                             -----


/s/ Stephen Morgan*                   Trustee
-------------------
Stephen Morgan


/s/ C. William Ryan*                  Trustee
--------------------
C. William Ryan


/s/ James H. Starr*                   Trustee
-------------------
James H. Starr


/s/ Wendy Wendlandt*                  Trustee
--------------------
Wendy Wendlandt


/s/ Douglas H. Phelps*                Trustee
----------------------
Douglas H. Phelps


*By: /s/ Kristina A. Curtis
     ----------------------
Attorney-in-fact

*Pursuant to Power of Attorney filed herewith.